Exhibit 10(iii)(A)

                          Agreement with Mr. Darehshori

                                     AGREEMENT



               AGREEMENT made this 8th day of December, 1995, between Houghton Mifflin Company, a Massachusetts corporation (the "Company"), and Nader F. Darehshori (the "Executive").

               WHEREAS the Company considers it essential to the best interests of its stockholders to foster the continuous employment of its key management personnel; and
               WHEREAS the Board of Directors of the Company (the "Board") recognizes that the uncertainty engendered by any potential change in control may result in the departure or distraction of management personnel to the detriment of the Company and its stockholders;

               NOW THEREFORE, in consideration of the premises and the respective covenants and agreements of the parties herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

               1. Defined Terms. The definitions of capitalized terms used in this Agreement (if not provided where a capitalized term initially appears) are provided in the last Section hereof.

               2. Term of Agreement. The term of this Agreement (the "Term") will commence on the date hereof and end on December 31, 1998, unless further extended as hereinafter provided. Commencing on January 1, 1997 and each January 1 thereafter, the Term shall automatically be extended for one additional year unless, not later than September 30 of the preceding year, the Company (upon authorization by the Board) or the Executive shall have given notice not to extend this Agreement; provided, however, if a Change in Control shall have occurred during the Term, this Agreement shall continue in effect (and the Term shall be extended) until at least the end of the Change-in-Control Protective Period.

               3. Company's Covenants Summarized. In order to induce the Executive to remain in the employ of the Company and in consideration of the Executive's covenants



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set forth in Section 4 hereof, the Company agrees, under the conditions described herein, to pay the Executive the "Severance Payments" described in
Section 7(a) hereof and the other payments and benefits described herein in the event the Executive's employment with the Company is terminated following a Change in Control and during the term of this Agreement. No amount or benefit shall be payable under this Agreement unless there shall have been (or, under the terms hereof, there shall be deemed to have been) a termination of the Executive's employment with the Company following a Change in Control. This Agreement shall not be construed as creating an express or implied contract of employment and, except as otherwise agreed in writing between the Executive and the Company, the Executive shall not have any right to be retained in the employ of the Company.

               4. The Executive's Covenants. The Executive agrees that, subject to the terms and conditions of this Agreement, in the event of a Potential Change in Control during the term of this Agreement, the Executive will remain in the employ of the Company until the earliest of (i) a date which is six (6) months from the date of such Potential Change of Control, (ii) the date of a Change in Control, (iii) the date of termination by the Executive of the Executive's employment for Good Reason (determined by treating the Potential Change in Control as a Change in Control in applying the definition of Good Reason), by reason of death, Disability or Retirement, or (iv) the termination by the Company of the Executive's employment for any reason.

               5. Pre-Termination Compensation Related to Disability or Other Termination.

               (a) Following a Change in Control and during the Term, during any period that the Executive fails to perform the Executive's full-time duties with the Company as a result of incapacity due to physical or mental illness, the Company shall pay the Executive's full salary to the Executive at the rate in effect at the commencement of any such period, together with all compensation and benefits payable to the Executive under the terms of any compensation or benefit plan, program or arrangement maintained by the Company during such period, until the Executive's employment is terminated by the Company for Disability; provided, however, that such


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salary payments shall be reduced by the sum of the amounts, if any, payable to the Executive at or prior to the time of any such salary payment under disability benefit plans of the Company or under the Social Security disability insurance program, which amounts were not previously applied to reduce any such salary payment.

               (b) If the Executive's employment shall be terminated for any reason (other than Disability) following a Change in Control and during the Term, the Company shall pay the Executive's full salary (to the Executive or in accordance with Section 10(b) hereof if the Executive's employment is terminated by the Executive's death) through the Date of Termination at the higher of the rate in effect at the time the Notice of Termination is given or the rate in effect immediately prior to the Change in Control, together with all compensation and benefits payable to the Executive through the Date of Termination under the terms of any compensation or benefit plan, program or arrangement maintained by the Company during such period.

               6. Normal Post-Termination Payments upon Termination of Employment. If the Executive's employment shall be terminated for any reason following a Change in Control and during the Term, the Company shall pay the Executive's normal post-termination compensation and benefits to the Executive as such payments become due. Subject to Section 7(a) hereof, such post-termination compensation and benefits shall be determined under, and paid in accordance with, the Company's retirement, insurance and other compensation or benefit plans, programs and arrangements (other than this Agreement).

               7. Severance Payments.

               (a) The Company shall pay the Executive the payments described in this Section 7(a) (the "Severance Payments") upon the termination of the Executive's employment following a Change in Control and prior to the end of the Term, in addition to any required payments and benefits described in Sections 5 and 6 hereof, unless such termination is (i) by the Company for Cause, (ii) by reason of death, Disability or Retirement, or (iii) by the Executive without Good Reason; provided, however, that, during the six-month period beginning with the ninety-first (91st) day immediately following the Change


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



in Control, the Executive can terminate his employment for any reason (a "Window Period Termination") and the Company shall pay the Executive the Severance Payments in accordance with this Section 7(a). For purposes of the immediately preceding sentence, if a termination of the Executive's employment occurs prior to a Change in Control, but following a Potential Change in Control in which a Person has entered into an agreement with the Company the consummation of which will constitute a Change in Control, such termination shall be deemed to have followed a Change in Control and to have been (i) by the Company without Cause, if the Executive's employment is terminated without Cause with the encouragement of, or at the direction of, such Person, or (ii) by the Executive with Good Reason, if the Executive terminates the Executive's employment with Good Reason and the act (or failure to act) which constitutes Good Reason occurs following such Potential Change in Control and occurs with the encouragement of, or at the direction of, such Person.

                             i) In lieu of any further salary payments to the Executive for period subsequent to the Date of Termination and in lieu of any other severance benefits to which the Executive might otherwise be entitled, the Company shall pay to the Executive a lump sum severance payment, in cash, equal to three (3) times the sum of

               (X) the higher of the Executive's annual base salary in effect immediately prior to the occurrence of the event or circumstance upon which the Notice of Termination is based or the Executive's annual base salary in effect immediately prior to the Change in Control, and

               (Y) the higher of (I) the amount (if any) paid to the Executive pursuant to the Incentive Compensation Plan in the Company's fiscal year immediately preceding that in which the Date of Termination occurs and (II) the average amount so paid in the Company's three fiscal years immediately preceding that in which the Change in Control occurs.

                             ii) Notwithstanding any provision of the Incentive Compensation Plan, the Company shall


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



        pay to the Executive a lump sum amount, in cash, equal to the sum of any incentive compensation which has been allocated or awarded to the Executive for any completed fiscal year preceding the Date of Termination under the Incentive Compensation Plan but has not yet been either paid or deferred pursuant to an agreement with the Company;

                             iii) In addition to all other amounts payable to the Executive under this Section 7(a), the Executive shall be entitled to receive from the Company not later than the fifth day following the Date of Termination, an amount in cash equal to, with respect to the Executive's interests in the Supplemental Benefits Plan, the sum of (i) the Executive's Supplemental ESTP Benefit (as defined therein) and (ii) a lump sum equal to the actuarial equivalent of the excess of the defined benefit pension described in the following clause (X) over the defined benefit pension described in the following clause (Y):

               (X) the retirement pension (determined as a straight life annuity commencing at age sixty-five) which would have accrued to the Executive under the terms of the Pension Plan and the Supplemental Benefits Plan (without regard to any amendment to either plan made subsequent to a Change in Control of the Company and on or prior to the Date of Termination, which amendment adversely affects in any manner the computation of retirement benefits thereunder), determined as if the Executive were fully vested thereunder, had accumulated (after the Date of Termination) three additional years of service credit thereunder (but in no event shall the Executive be deemed to have accumulated additional years of service credit after the Executive's sixty-fifth birthday); and

               (Y) the retirement pension (determined as a straight life annuity commencing at age sixty-five) which had then accrued to the Executive pursuant to the provisions of the Pension Plan and will be paid pursuant to the provisions thereof.



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



        For purposes of clause (X), the Supplemental Pension Benefit shall be calculated as if the Executive were three years older at the Date of Termination and shall use the assumption as to the annual rate of salary increase used for funding purposes in the most recent actuarial report prepared by the Pension Plan's actuary with respect to such plan prior to the Change in Control. For purposes of this Section 7(a)(iii), "actuarial equivalent" shall be determined using the same methods and assumptions utilized under the Pension Plan immediately prior to the Change in Control of the Company. Upon the making of, and to the extent of, such cash payment, the Company's obligations to the Executive under the Supplemental Benefits Plan shall be cancelled.

                             iv) For the three-year period immediately following the Date of Termination, the Company shall arrange to provide the Executive with life, disability, accident and health insurance benefits substantially similar to those which the Executive is receiving immediately prior to the Notice of Termination (without giving effect to any reduction in such benefits subsequent to a Change in Control if such reduction constitutes Good Reason). Benefits otherwise receivable by the Executive pursuant to this Section 7(a)(iv) shall be reduced to the extent comparable benefits are actually received by or made available to the Executive without cost during the three-year period following the Executive's termination of employment (and any such benefits actually received by the Executive shall be reported to the Company by the Executive).

               (b) In the event that any payment or benefit received or to be received by the Executive in connection with a Change in Control or the termination of the Executive's employment (whether pursuant to the terms of this Agreement or any other plan, arrangement or agreement with the Company, any Person whose actions result in a Change in Control or any Person affiliated with the Company or such Person) (all such payments and benefits, including the Severance Payments, being hereinafter called "Total Payments") would be subject (in whole or part), to the Excise Tax, the Company shall pay to the Executive an additional amount (the "Gross-Up Payment") such that the net amount retained by the Executive, after


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



deduction of any Excise Tax on the Severance Payments and any federal, state and local income tax and Excise Tax upon the payment provided for by this Section 7(b), shall be equal to the Total Payments. For purposes of determining whether any of the Total Payments will be subject to the Excise Tax and the amount of such Excise Tax, (i) any payments or benefits received or to be received by the Executive in connection with a Change in Control or the Executive's termination of employment (whether pursuant to the terms of this Agreement or any other plan, arrangement or agreement with the Company, any Person whose actions result in a Change in Control or any Person affiliated with the Company or such Person) shall be treated as "parachute payments" within the meaning of section 280G(b)(2) of the Code, and all "excess parachute payments" within the meaning of section 280G(b)(l) of the Code shall be treated as subject to the Excise Tax, unless in the opinion of tax counsel selected by the Company's independent auditors and reasonably acceptable to the Executive such other payments or benefits (in whole or in part) do not constitute parachute payments, including by reason of Section 280G(b)(4)(A) of the Code, or such excess parachute payments (in whole or in part) represent reasonable compensation for services actually rendered, within the meaning of section 280G(b)(4)(B) of the Code, in excess of the Base Amount allocable to such reasonable compensation, or are otherwise not subject to the Excise Tax, (ii) the amount of the Total Payments which shall be treated as subject to the Excise Tax shall be equal to the amount of excess parachute payments within the meaning of section 280G(b)(l) of the Code (after applying clause (i), above), and (iii) the value of any non-cash benefits or any deferred payment or benefit shall be determined by the Company's independent auditors in accordance with the principles of sections 280G(d)(3) and (4) of the Code. For purposes of determining the amount of the Gross-Up Payment, the Executive shall be deemed to pay federal income taxes at the highest marginal rate of federal income taxation in the calendar year in which the Gross-Up Payment is to be made and state and local income taxes at the highest marginal rate of taxation in the state and locality of the Executive's residence on the Date of Termination, net of the maximum reduction in federal income taxes which could be obtained from deduction of such state and local taxes. In the event that the Excise Tax is subsequently determined to be less than the amount taken into account


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hereunder at the time of termination of the Executive's employment, the
Executive shall repay to the Company, at the time that the amount of such reduction in Excise Tax is finally determined, the portion of the Gross-Up Payment attributable to such reduction (plus that portion of the Gross-Up Payment attributable to the Excise Tax and federal, state and local income tax imposed on the Gross-Up Payment being repaid by the Executive to the extent that such repayment results in a reduction in Excise Tax and/or a federal, state or local income tax deduction) plus interest on the amount of such repayment at the rate provided in section 1274(b)(2)(B) of the Code. In the event that the Excise Tax is determined to exceed the amount taken into account hereunder at the time of the termination of the Executive's employment (including by reason of any payment the existence or amount of which cannot be determined at the time of the Gross-Up Payment), the Company shall make an additional Gross-Up Payment in respect of such excess (plus any interest, penalties or additions payable by the Executive with respect to such excess) at the time that the amount of such excess is finally determined. The Executive and the Company shall each reasonably cooperate with the other in connection with any administrative or judicial proceedings concerning the existence or amount of liability for Excise Tax with respect to the Severance Payments.

               (c) The payments provided for in Sections 7(a) and 7(b) hereof (other than Section 7(a)(iv)) shall be made not later than the fifth (5th) day following the Date of Termination; provided, however, that if the amounts of such payments cannot be finally determined on or before such day, the Company shall pay to the Executive on such day an estimate, as determined in good faith by the Company, of the minimum amount of such payments to which the Executive is clearly entitled and shall pay the remainder of such payments (together with interest at the rate provided in section 1274(b)(2)(B) of the Code) as soon as the amount thereof can be determined but in no event later than the thirtieth
(30th) day after the Date of Termination. In the event that the amount of the estimated payments exceeds the amount subsequently determined to have been due, such excess shall constitute a loan by the Company to the Executive, payable on the fifth (5th) business day after demand by the Company (together with interest at the rate provided in section


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1274(b)(2)(B) of the Code). At the time that payments are made under this
Section, the Company shall provide the Executive with a written statement setting forth the manner in which such payments were calculated and the basis for such calculations, including, without limitation, any opinions or other advice the Company has received from outside counsel, auditors or consultants (and any such opinions or advice which are in writing shall be attached to the statement).

               (d) The Company also shall pay to the Executive all legal fees and expenses incurred, in good faith, by the Executive as a result of a termination (including all such fees and expenses, if any, incurred in disputing any such termination or in seeking to obtain or enforce any benefit or right provided by this Agreement or in connection with any tax audit or proceeding to the extent attributable to the application of section 4999 of the Code to any payment or benefit provided hereunder). Such payments shall be made within five
(5) business days after delivery of the Executive's written requests for payment accompanied with such evidence of fees and expenses incurred as the Company reasonably may require.

               8.  Termination Procedures.

               (a) Notice of Termination. Following any Change in Control and during the Term, any purported termination of the Executive's employment (other than by reason of death) shall be communicated by written Notice of Termination from one party hereto to the other party hereto in accordance with Section 11 hereof. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated. Further, a Notice of Termination for Cause is required to include a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters (3/4) of the entire membership of the Board at a meeting of the Board which was called and held for the purpose of considering such termination (after reasonable notice to the Executive and an opportunity for the Executive, together with the Executive's counsel, to be heard before the Board) finding that, in the good faith opinion of the Board, the


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Executive was guilty of conduct set forth in clause (i) or (ii) of the definition of Cause herein, and specifying the particulars thereof in detail.

               (b) Date of Termination. "Date of Termination", with respect to any purported termination of the Executive's employment following a Change in Control and during the Term, shall mean (i) if the Executive's employment is terminated by the Executive's death, the date of the Executive's death, (ii) if the Executive's employment is terminated for Disability, thirty (30) days after Notice of Termination is given (provided that the Executive shall not have returned to the full-time performance of the Executive's duties during such thirty (30) day period), and (iii) if the Executive's employment is terminated for any other reason, the date specified in the Notice of Termination (which, in the case of a termination by the Company, shall not be less than thirty (30) days (except in the case of a termination for Cause) and, in the case of a termination by the Executive, shall not be less than fifteen (15) days nor more than sixty (60) days, respectively, from the date such Notice of Termination is given).

               (c) Dispute Concerning Termination. If within fifteen (15) days after any Notice of Termination is given, or, if later, prior to the Date of Termination (as determined without regard to this Section 8(c)), the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, the Date of Termination shall be the date on which the dispute is finally resolved, either by mutual written agreement of the parties or by a final judgment, order or decree of a court of competent jurisdiction (which is not appealable or with respect to which the time for appeal therefrom has expired and no appeal has been perfected); provided further that the Date of Termination shall be extended by a notice of dispute only if such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with reasonable diligence.

               (d) Compensation During Dispute. If a purported termination occurs following a Change in Control and during the Term, and such termination is disputed in accordance with Section 8(c) hereof, the Company shall continue to pay the Executive the full compensation in


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effect when the notice giving rise to the dispute was given (including, but not limited to, salary) and continue the Executive as a participant in all compensation, benefit and insurance plans in which the Executive was participating when the notice giving rise to the dispute was given, until the dispute is finally resolved in accordance with Section 8(c) hereof. Amounts paid under this Section 8(d) are in addition to all other amounts due under this Agreement (other than those due under Section 5(b) hereof) and shall not be offset against or reduce any other amounts due under this Agreement.

               9. No Mitigation. The Company agrees that, if the Executive's employment by the Company is terminated following a Change in Control and during the Term, the Executive is not required to seek other employment or to attempt in any way to reduce any amounts payable to the Executive by the Company hereunder. Further, the amount of any payment or benefit provided for hereunder (other than pursuant to Section 7(a)(iv) hereof) shall not be reduced by any compensation earned by the Executive as the result of employment by another employer, by retirement benefits, by offset against any amount claimed to be owed by the Executive to the Company, or otherwise.

               10.  Successors; Binding Agreement.

               (a) In addition to any obligations imposed by law upon any successor to the Company, the Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such assumption and agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive to compensation from the Company in the same amount and on the same terms as the Executive would be entitled to hereunder if the Executive were to terminate the Executive's employment for Good Reason after a Change in Control, except that, for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination.



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               (b) This Agreement shall inure to the benefit of and be
enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive shall die while any amount would still be payable to the Executive hereunder (other than amounts which, by their terms, terminate upon the death of the Executive) if the Executive had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the executors, personal representatives or administrators of the Executive's estate.

               11. Notices. For the purpose of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or on the fifth business day after the day on which mailed, if mailed by United States registered mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth below, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon actual receipt:

                   To the Company:

                   Houghton Mifflin Company
                   222 Berkeley Street
                   Boston, Massachusetts 02116
                   Attention:  Corporate Secretary

                   To the Executive:

                   Nader F. Darehshori
                   44 Carisbrooke Road
                   Wellesley, Massachusetts 02181

               12. Miscellaneous. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by the Executive and such officer as may be specifically designated by the Board. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any


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prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement. This Agreement sets forth the entire agreement of the parties hereto in respect of the subject matter contained herein and supersedes all prior agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, by any officer, employee or representative of any party hereto; and any prior agreement of the parties hereto in respect of the subject matter contained herein is hereby terminated and cancelled. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the Commonwealth of Massachusetts, without regard to its conflicts of law principles. All references to sections of the Exchange Act or the Code shall be deemed also to refer to any successor provisions to such sections. There shall be withheld from any payments provided for hereunder any amounts required to be withheld under federal, state or local law and any additional withholding amounts to which the Executive has agreed. The obligations under this Agreement of either the Company or the Executive which by their nature and terms require satisfaction after the end of the Term shall survive such event and shall remain binding upon such party.

               13. Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

               14. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

               15. Settlement of Disputes; Arbitration. All claims by the Executive for benefits under this Agreement shall be directed to and determined by the Board and shall be in writing. Any denial by the Board of a claim for benefits under this Agreement shall be delivered to the Executive in writing and shall set forth the specific reasons for the denial and the specific provisions of this Agreement relied upon. The Board shall afford a


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reasonable opportunity to the Executive for a review of the decision denying a claim and shall further allow the Executive to appeal to the Board a decision of the Board within sixty (60) days after notification by the Board that the Executive's claim has been denied. To the extent permitted by applicable law, any further dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in Boston, Massachusetts in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction.

               16. Definitions. For purposes of this Agreement, the following terms shall have the meanings indicated below:

               (a) "Base Amount" shall have the meaning defined in section 280G(b)(3) of the Code.

               (b) "Board" shall mean the Board of Directors of the Company.

               (c) "Cause" for termination by the Company of the Executive's employment, for purposes of this Agreement, shall mean (i) the willful and continued failure by the Executive to substantially perform the Executive's duties with the Company (other than any such failure resulting from the Executive's incapacity due to physical or mental illness or any such actual or anticipated failure after the issuance of a Notice of Termination for Good Reason by the Executive pursuant to Section 8(a)) after a written demand for substantial performance is delivered to the Executive by the Board, which demand specifically identifies the manner in which the Board believes that the Executive has not substantially performed the Executive's duties, (ii) the willful engaging by the Executive in conduct which is demonstrably and materially injurious to the Company or its subsidiaries, monetarily or otherwise, or (iii) material breach by the Executive of any of the material terms or conditions of this Agreement coupled with failure to correct such breach within thirty (30) days after notice from the Company specifying the breach. For purposes of clauses (i) and (ii) of this definition, no act, or failure to act, on the Executive's part shall be deemed "willful" unless done, or omitted to be done, by the Executive not


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in good faith and without reasonable belief that the Executive's act, or failure to act, was in the best interest of the Company.

               (d) A "Change in Control" of the Company shall be deemed to have occurred if any of the following occurs:

                             i)  any "Person" (as defined in this
Section) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities;

                             ii) during any period of no more than two
consecutive years beginning after the date hereof individuals who at the beginning of such period constitute the Board, and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company) whose election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or whose nomination for election was previously so approved or recommended, cease for any reason to constitute at least a majority thereof;

                             iii) there occurs a merger or consolidation of the
Company or a subsidiary thereof with or into any other entity, other than (x) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) more than 75% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation or (y) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person acquires 25% or more of the combined



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

voting power of the Company's then outstanding securities; or

                             iv)  the stockholders of the Company
approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

               (e) "Change-in-Control Protective Period" shall mean the period from the occurrence of a Change in Control until the second anniversary of such Change in Control.

               (f) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

               (g) "Company" shall mean Houghton Mifflin Company and any successor to its business and/or assets which assumes and agrees to perform this Agreement by operation of law, or otherwise (except in determining, under Section 16(d) hereof, whether or not any Change in Control of the Company has occurred in connection with such succession).

               (h) "Date of Termination" shall have the meaning stated in
Section 8(b) hereof.

               (i) "Disability" shall be deemed the reason for the termination by the Company of the Executive's employment, if, as a result of the Executive's incapacity due to physical or mental illness, the Executive shall have been absent from the full-time performance of the Executive's duties with the Company on a full-time basis for the entire period of one-hundred-eighty (180) consecutive days or for an aggregate period of two-hundred-ten (210) days during a consecutive period of two-hundred-seventy (270) days, the Company shall have given the Executive a Notice of Termination for Disability, and the Executive shall not have returned to the full-time performance of the Executive's duties within thirty (30) days after such Notice of Termination is given.

               (j) "Excise Tax" shall mean any excise tax imposed under section 4999 of the Code.

               (k) "Executive" shall mean the individual named in the first paragraph of this Agreement.

               (l) "Good Reason" for termination by the Executive of the Executive's employment shall mean the occurrence (without the Executive's express written consent) after any Change in Control, or after any Potential Change in Control under the circumstances described in the second sentence of
Section 7(a) hereof (treating all references in paragraphs (I) through (VII) below to a "Change in Control" as references to a "Potential Change in Control"), of any one of the following acts by the Company, or failures by the Company to act, unless, in the case of any act or failure to act described in paragraph (I), (III), (V) or (VI) below, such act or failure to act is corrected prior to the Date of Termination specified in the Notice of Termination given in respect thereof:

                         (I) the assignment to the Executive of any duties
               inconsistent with the Executive's status as an executive officer of the Company or any substantial diminution, without the Executive's consent, in the Executive's reporting responsibilities, powers, titles or offices as in effect immediately prior to the Change in Control of the Company (other than any such diminution primarily attributable to the fact that the Company may no longer be a public company);

                         (II) any reduction in Base Salary, except for
               across-the-board salary reductions similarly affecting all executives of the Company and all executives of any person in control of the Company,

                         (III) any substantial reduction in the additional
               compensation and benefits received by the Executive unless any such reduction shall be generally applicable to executive personnel and all executives of any person in control of the Company,

                         (IV) any requirement by the Company or of any person in
               control of the Company that the Executive be based at a location outside the metropolitan area in which the Executive was located immediately prior to the Change in Control,

                         (V) any requirement by the Company or of any person in
               control of the Company that the Executive travel with an overnight stay in excess of 30% of the work days in any calendar year, or

                         (VI) any purported termination of the Executive's
               employment which is not effected pursuant to a Notice of Termination satisfying the requirements of Section 8(a) hereof (and, if applicable, the requirements of Section 16(c)); for purposes of the Agreement, no such purported termination shall be effective.

               The Executive's right to terminate the Executive's employment for Good Reason shall not be affected by the Executive's incapacity due to physical or mental illness. The Executive's continued employment shall not constitute consent to, or a waiver of rights with respect to, any act or failure to act constituting Good Reason hereunder.

               (m) "Gross-Up Payment" shall have the meaning stated in Section 10(b) hereof.

               (n) "Incentive Compensation Plan" shall mean the Houghton Mifflin Company 1995 Senior Executive Incentive Compensation Plan or any successor annual bonus or incentive compensation plan.

               (o) "Notice of Termination" shall have the meaning stated in
Section 8(a) hereof.

               (p) "Pension Plan" shall mean the Houghton Mifflin Pension Plan or any successor plan.

               (q) "Person" has the meaning given such term in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) of the Exchange Act, but excludes (a) the Company or any of its subsidiaries, (b) any trustee or other fiduciary holding securities under an employee benefit plan of the Company (or of any subsidiary of the Company), (c) any corporation owned, directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company and (d) an underwriter temporari-ly holding securities pursuant to an offering of such securities.

               (r) "Potential Change in Control" shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied during the Term:

                             (I) the Company enters into an agreement, the
               consummation of which would result in the occurrence of a Change in Control;

                             (II) the Company or any Person publicly announces
               an intention to take or to consider taking actions which, if consummated, would constitute a Change in Control;

                             (III) any Person (x) is or becomes the Beneficial
               Owner, directly or indirectly, (y) discloses directly or indirectly to the Company (or publicly) a plan or intention to become the Beneficial Owner, directly or indirectly, or (z) makes a filing under the Hart- Scott-Rodino Antitrust Improvements Act of 1976, as amended, with respect to securities to become the Beneficial Owner, directly or indirectly, of securities of the Company representing 9.9% or more of the combined voting power of the Company's then outstanding securities; or

                             (IV) the Board adopts a resolution to the effect
               that, for purposes of this Agreement, a Potential Change in Control has occurred.

               (s) "Retirement" shall be deemed the reason for the termination by the Company or the Executive of the Executive's employment if such employment is terminated (i) with the Executive's prior written consent, as a result of which the Executive is immediately eligible for retirement benefits under the Pension Plan or (ii) in accordance with any retirement arrangement established with the Executive's prior written consent with respect to the Executive.

               (t) "Severance Payments" shall mean those payments described in
Section 7(a) hereof.

               (u) "Supplemental Benefits Plan" shall mean the Houghton Mifflin Company Supplemental Benefits Plan or any successor plan.

               (v) "Term" shall have the meaning stated in Section 2 hereof.

               (w) "Total Payments" shall mean those payments so described in
Section 7(b) hereof.

               IN WITNESS WHEREOF the parties hereto have hereunto set their hands and seals on the day and year first above written.

                                   HOUGHTON MIFFLIN COMPANY


                                   By /s/ Gary L. Smith
                                      ________________________________
                                       Name: Gary L. Smith
                                       Title: Senior Vice President,
                                              Administration


                                      /s/ Nader F. Darehshori
                                      ________________________________
                                       Nader F. Darehshori


0103164.02-01S6a

                                                             Exhibit 10(iii)(A)

                  Form of Senior Executive Severance Agreement


                                     AGREEMENT



               AGREEMENT made this day      of         , 199 , between Houghton
Mifflin Company, a Massachusetts corporation (the "Company"), and
(the "Executive").

               WHEREAS the Company considers it essential to the best interests of its stockholders to foster the continuous employment of its key management personnel; and
               WHEREAS the Board of Directors of the Company (the "Board") recognizes that the uncertainty engendered by any potential change in control may result in the departure or distraction of management personnel to the detriment of the Company and its stockholders;

               NOW THEREFORE, in consideration of the premises and the respective covenants and agreements of the parties herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

               1. Defined Terms. The definitions of capitalized terms used in this Agreement (if not provided where a capitalized term initially appears) are provided in the last Section hereof.

               2. Term of Agreement. The term of this Agreement (the "Term") will commence on the date hereof and end on December 31, 1998, unless further extended as hereinafter provided. Commencing on January 1, 1997 and each January 1 thereafter, the Term shall automatically be extended for one additional year unless, not later than September 30 of the preceding year, the Company (upon authorization by the Board) or the Executive shall have given notice not to extend this Agreement; provided, however, if a Change in Control shall have occurred during the Term, this Agreement shall continue in effect (and the Term shall be extended) until at least the end of the Change-in-Control Protective Period.

               3. Company's Covenants Summarized. In order to induce the Executive to remain in the employ of the Company and in consideration of the Executive's covenants set forth in Section 4 hereof, the Company agrees, under the conditions described herein, to pay the Executive the "Severance Payments" described in
Section 7(a) hereof and the other payments and benefits described herein in the event the Executive's employment with the Company is terminated following a Change in Control and during the term of this Agreement. No amount or benefit shall be payable under this Agreement unless there shall have been (or, under the terms hereof, there shall be deemed to have been) a termination of the Executive's employment with the Company following a Change in Control. This Agreement shall not be construed as creating an express or implied contract of employment and, except as otherwise agreed in writing between the Executive and the Company, the Executive shall not have any right to be retained in the employ of the Company.

               4. The Executive's Covenants. The Executive agrees that, subject to the terms and conditions of this Agreement, in the event of a Potential Change in Control during the term of this Agreement, the Executive will remain in the employ of the Company until the earliest of (i) a date which is six (6) months from the date of such Potential Change of Control, (ii) the date of a Change in Control, (iii) the date of termination by the Executive of the Executive's employment for Good Reason (determined by treating the Potential Change in Control as a Change in Control in applying the definition of Good Reason), by reason of death, Disability or Retirement, or (iv) the termination by the Company of the Executive's employment for any reason.

               5.  Pre-Termination Compensation Related to
Disability or Other Termination.

               (a) Following a Change in Control and during the Term, during any period that the Executive fails to perform the Executive's full-time duties with the Company as a result of incapacity due to physical or mental illness, the Company shall pay the Executive's full salary to the Executive at the rate in effect at the commencement of any such period, together with all compensation and benefits payable to the Executive under the terms of any compensation or benefit plan, program or arrangement maintained by the Company during such period, until the Executive's employment is terminated by the Company for Disability; provided, however, that such salary payments shall be reduced by the sum of the amounts, if any, payable to the Executive at or prior to the time of any such salary payment under disability benefit plans of the Company or under the Social Security disability insurance program, which amounts were not previously applied to reduce any such salary payment.

               (b) If the Executive's employment shall be terminated for any reason (other than Disability) following a Change in Control and during the Term, the Company shall pay the Executive's full salary (to the Executive or in accordance with Section 10(b) hereof if the Executive's employment is terminated by the Executive's death) through the Date of Termination at the higher of the rate in effect at the time the Notice of Termination is given or the rate in effect immediately prior to the Change in Control, together with all compensation and benefits payable to the Executive through the Date of Termination under the terms of any compensation or benefit plan, program or arrangement maintained by the Company during such period.

               6. Normal Post-Termination Payments upon Termination of Employment. If the Executive's employment shall be terminated for any reason following a Change in Control and during the Term, the Company shall pay the Executive's normal post-termination compensation and benefits to the Executive as such payments become due. Subject to Section 7(a) hereof, such post-termination compensation and benefits shall be determined under, and paid in accordance with, the Company's retirement, insurance and other compensation or benefit plans, programs and arrangements (other than this Agreement).

               7.     Severance Payments.

               (a) The Company shall pay the Executive the payments described in this Section 7(a) (the "Severance Payments") upon the termination of the Executive's employment following a Change in Control and prior to the end of the Term, in addition to any required payments and benefits described in Sections 5 and 6 hereof, unless such termination is (i) by the Company for Cause, (ii) by reason of death, Disability or Retirement, or (iii) by the Executive without Good Reason. For purposes of the immediately preceding sentence, if a termination of the Executive's employment occurs prior to a Change in Con-trol, but following a Potential Change in Control in which a Person has entered into an agreement with the Company the consummation of which will constitute a Change in Control, such termination shall be deemed to have followed a Change in Control and to have been (i) by the Company without Cause, if the Executive's employment is terminated without Cause with the encouragement of, or at the direction of, such Person, or (ii) by the Executive with Good Reason, if the Executive terminates the Executive's employment with Good Reason and the act (or failure to act) which constitutes Good Reason occurs following such Potential Change in Control and with the encouragement of, or at the direction of, such Person.

                             i)  In lieu of any further salary
        payments to the Executive for period subsequent to the Date of Termination and in lieu of any other severance benefits to which the Executive might otherwise be entitled, the Company shall pay to the Executive a lump sum severance payment, in cash, equal to three (3) times the sum of

               (X) the higher of the Executive's annual base salary in effect immediately prior to the occurrence of the event or circumstance upon which the Notice of Termination is based or the Executive's annual base salary in effect immediately prior to the Change in Control, and

               (Y) the higher of (I) the amount (if any) paid to the Executive pursuant to the Incentive Compensation Plan in the Company's fiscal year immediately preceding that in which the Date of Termination occurs and (II) the average amount so paid in the Company's three fiscal years immediately preceding that in which the Change in Control occurs.

                             ii)  Notwithstanding any provision of
        the Incentive Compensation Plan, the Company shall pay to the Executive a lump sum amount, in cash, equal to the sum of any incentive compensation which has been allocated or awarded to the Executive for any completed fiscal year preceding the Date of Termination under the Incentive Compensation Plan but has not yet been either paid or deferred pursuant to an agreement with the Company;

                             iii) In addition to all other amounts payable to the Executive under this Section 7(a), the Executive shall be entitled to receive from the Company not later than the fifth day following the Date of Termination, an amount in cash equal to, with respect to the Executive's interests in the Supplemental Benefits Plan, the sum of (i) the Executive's Supplemental ESTP Benefit (as defined therein) and (ii) a lump sum equal to the actuarial equivalent of the excess of the defined benefit pension described in the following clause (X) over the defined benefit pension described in the following clause (Y):

               (X) the retirement pension (determined as a straight life annuity commencing at age sixty-five) which would have accrued to the Executive under the terms of the Pension Plan and the Supplemental Benefits Plan (without regard to any amendment to either plan made subsequent to a Change in Control of the Company and on or prior to the Date of Termination, which amendment adversely affects in any manner the computation of retirement benefits thereunder), determined as if the Executive were fully vested thereunder, had accumulated (after the Date of Termination) three additional years of service credit thereunder (but in no event shall the Executive be deemed to have accumulated additional years of service credit after the Executive's sixty-fifth birthday); and

               (Y) the retirement pension (determined as a straight life annuity commencing at age sixty-five) which had then accrued to the Executive pursuant to the provisions of the Pension Plan and will be paid pursuant to the provisions thereof.

        For purposes of clause (X), the Supplemental Pension Benefit shall be calculated as if the Executive were three years older at the Date of Termination and shall use the assumption as to the annual rate of salary increase used for funding purposes in the most recent actuarial report prepared by the Pension Plan's actuary with respect to such plan prior to the Change in Control. For purposes of this Section

        7(a)(iii), "actuarial equivalent" shall be determined using the same methods and assumptions utilized under the Pension Plan immediately prior to the Change in Control of the Company. Upon the making of, and to the extent of, such cash payment, the Company's obligations to the Executive under the Supplemental Benefits Plan shall be cancelled.

                             iv)  For the three-year period imme-
        diately following the Date of Termination, the Company shall arrange to provide the Executive with life, disability, accident and health insurance benefits substantially similar to those which the Executive is receiving immediately prior to the Notice of Termination (without giving effect to any reduction in such benefits subsequent to a Change in Control if such reduction constitutes Good Reason). Benefits otherwise receivable by the Executive pursuant to this Section 7(a)(iv) shall be reduced to the extent comparable benefits are actually received by or made available to the Executive without cost during the three-year period following the Executive's termination of employment (and any such benefits actually received by the Executive shall be reported to the Company by the Executive).

               (b) In the event that any payment or benefit received or to be received by the Executive in connection with a Change in Control or the termination of the Executive's employment (whether pursuant to the terms of this Agreement or any other plan, arrangement or agreement with the Company, any Person whose actions result in a Change in Control or any Person affiliated with the Company or such Person) (all such payments and benefits, including the Severance Payments, being hereinafter called "Total Payments") would be subject (in whole or part), to the Excise Tax, the Company shall pay to the Executive an additional amount (the "Gross-Up Payment") such that the net amount retained by the Executive, after deduction of any Excise Tax on the Severance Payments and any federal, state and local income tax and Excise Tax upon the payment provided for by this Section 7(b), shall be equal to the Total Payments. For purposes of determining whether any of the Total Payments will be subject to the Excise Tax and the amount of such Excise Tax, (i) any payments or benefits received or to be received by the Executive in connection with a Change in Control or the Executive's termination of employment (whether pursuant to the terms of this Agreement or any other plan, arrangement or agreement with the Company, any Person whose actions result in a Change in Control or any Person affiliated with the Company or such Person) shall be treated as "parachute payments" within the meaning of section 280G(b)(2) of the Code, and all "excess parachute payments" within the meaning of section 280G(b)(l) of the Code shall be treated as subject to the Excise Tax, unless in the opinion of tax counsel selected by the Company's independent auditors and reasonably acceptable to the Executive such other payments or benefits (in whole or in part) do not constitute parachute payments, including by reason of Section 280G(b)(4)(A) of the Code, or such excess parachute payments (in whole or in part) represent reasonable compensation for services actually rendered, within the meaning of section 280G(b)(4)(B) of the Code, in excess of the Base Amount allocable to such reasonable compensation, or are otherwise not subject to the Excise Tax, (ii) the amount of the Total Payments which shall be treated as subject to the Excise Tax shall be equal to the amount of excess parachute payments within the meaning of section 280G(b)(l) of the Code (after applying clause (i), above), and (iii) the value of any non-cash benefits or any deferred payment or benefit shall be determined by the Company's independent auditors in accordance with the principles of sections 280G(d)(3) and (4) of the Code. For purposes of determining the amount of the Gross-Up Payment, the Executive shall be deemed to pay federal income taxes at the highest marginal rate of federal income taxation in the calendar year in which the Gross-Up Payment is to be made and state and local income taxes at the highest marginal rate of taxation in the state and locality of the Executive's residence on the Date of Termination, net of the maximum reduction in federal income taxes which could be obtained from deduction of such state and local taxes. In the event that the Excise Tax is subsequently determined to be less than the amount taken into account hereunder at the time of termination of the Executive's employment, the Executive shall repay to the Company, at the time that the amount of such reduction in Excise Tax is finally determined, the portion of the Gross-Up Payment attributable to such reduction (plus that portion of the Gross-Up Payment attributable to the Excise Tax and federal, state and local income tax imposed on the Gross-Up Payment being repaid by the Executive to the extent that such repayment results in a reduction in Excise Tax and/or a federal, state or local income tax deduction) plus interest on the amount of such repayment at the rate provided in section 1274(b)(2)(B) of the Code. In the event that the Excise Tax is determined to exceed the amount taken into account hereunder at the time of the termination of the Executive's employment (including by reason of any payment the existence or amount of which cannot be determined at the time of the Gross-Up Payment), the Company shall make an additional Gross-Up Payment in respect of such excess (plus any interest, penalties or additions payable by the Executive with respect to such excess) at the time that the amount of such excess is finally determined. The Executive and the Company shall each reasonably cooperate with the other in connection with any administrative or judicial proceedings concerning the existence or amount of liability for Excise Tax with respect to the Severance Payments.

               (c) The payments provided for in Sections 7(a) and 7(b) hereof (other than Section 7(a)(iv)) shall be made not later than the fifth (5th) day following the Date of Termination; provided, however, that if the amounts of such payments cannot be finally determined on or before such day, the Company shall pay to the Executive on such day an estimate, as determined in good faith by the Company, of the minimum amount of such payments to which the Executive is clearly entitled and shall pay the remainder of such payments (together with interest at the rate provided in section 1274(b)(2)(B) of the Code) as soon as the amount thereof can be determined but in no event later than the thirtieth
(30th) day after the Date of Termination. In the event that the amount of the estimated payments exceeds the amount subsequently determined to have been due, such excess shall constitute a loan by the Company to the Executive, payable on the fifth (5th) business day after demand by the Company (together with interest at the rate provided in section 1274(b)(2)(B) of the Code). At the time that payments are made under this Section, the Company shall provide the Executive with a written statement setting forth the manner in which such payments were calculated and the basis for such calculations, including, without limitation, any opinions or other advice the Company has received from outside counsel, auditors or consultants (and any such opinions or advice which are in writing shall be attached to the statement).

               (d) The Company also shall pay to the Executive all legal fees and expenses incurred, in good faith, by the Executive as a result of a termination (including all such fees and expenses, if any, incurred in disputing any such termination or in seeking to obtain or enforce any benefit or right provided by this Agreement or in connection with any tax audit or proceeding to the extent attributable to the application of section 4999 of the Code to any payment or benefit provided hereunder). Such payments shall be made within five
(5) business days after delivery of the Executive's written requests for payment accompanied with such evidence of fees and expenses incurred as the Company reasonably may require.

               8.  Termination Procedures.

               (a) Notice of Termination. Following any Change in Control and during the Term, any purported termination of the Executive's employment (other than by reason of death) shall be communicated by written Notice of Termination from one party hereto to the other party hereto in accordance with Section 11 hereof. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated. Further, a Notice of Termination for Cause is required to include a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters (3/4) of the entire membership of the Board at a meeting of the Board which was called and held for the purpose of considering such termination (after reasonable notice to the Executive and an opportunity for the Executive, together with the Executive's counsel, to be heard before the Board) finding that, in the good faith opinion of the Board, the Executive was guilty of conduct set forth in clause (i) or (ii) of the definition of Cause herein, and specifying the particulars thereof in detail.

               (b) Date of Termination. "Date of Termination", with respect to any purported termination of the Executive's employment following a Change in Control and during the Term, shall mean (i) if the Executive's employment is terminated by the Executive's death, the date of the Executive's death, (ii) if the Executive's employment is terminated for Disability, thirty (30) days after Notice of Termination is given (provided that the Executive shall not have returned to the full-time performance of the Executive's duties during such thirty (30) day period), and (iii) if the Executive's employment is terminated for any other reason, the date specified in the Notice of Termination (which, in the case of a termination by the Company, shall not be less than thirty (30) days (except in the case of a termination for Cause) and, in the case of a termination by the Executive, shall not be less than fifteen (15) days nor more than sixty (60) days, respectively, from the date such Notice of Termination is given).

               (c) Dispute Concerning Termination. If within fifteen (15) days after any Notice of Termination is given, or, if later, prior to the Date of Termination (as determined without regard to this Section 8(c)), the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, the Date of Termination shall be the date on which the dispute is finally resolved, either by mutual written agreement of the parties or by a final judgment, order or decree of a court of competent jurisdiction (which is not appealable or with respect to which the time for appeal therefrom has expired and no appeal has been perfected); provided further that the Date of Termination shall be extended by a notice of dispute only if such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with reasonable diligence.

               (d) Compensation During Dispute. If a purported termination occurs following a Change in Control and during the Term, and such termination is disputed in accordance with Section 8(c) hereof, the Company shall continue to pay the Executive the full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, salary) and continue the Executive as a participant in all compensation, benefit and insurance plans in which the Executive was participating when the notice giving rise to the dispute was given, until the dispute is finally resolved in accordance with
Section 8(c) hereof. Amounts paid under
this Section 8(d) are in addition to all other amounts due under this Agreement (other than those due under Section 5(b) hereof) and shall not be offset against or reduce any other amounts due under this Agreement.

               9. No Mitigation. The Company agrees that, if the Executive's employment by the Company is terminated following a Change in Control and during the Term, the Executive is not required to seek other employment or to attempt in any way to reduce any amounts payable to the Executive by the Company hereunder. Further, the amount of any payment or benefit provided for hereunder (other than pursuant to Section 7(a)(iv) hereof) shall not be reduced by any compensation earned by the Executive as the result of employment by another employer, by retirement benefits, by offset against any amount claimed to be owed by the Executive to the Company, or otherwise.

               10.  Successors; Binding Agreement.

               (a) In addition to any obligations imposed by law upon any successor to the Company, the Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such assumption and agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive to compensation from the Company in the same amount and on the same terms as the Executive would be entitled to hereunder if the Executive were to terminate the Executive's employment for Good Reason after a Change in Control, except that, for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination.

               (b) This Agreement shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive shall die while any amount would still be payable to the Executive hereunder (other than amounts which, by their terms, terminate upon the death of the

Executive) if the Executive had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the executors, personal representatives or administrators of the Executive's estate.

               11. Notices. For the purpose of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or on the fifth business day after the day on which mailed, if mailed by United States registered mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth below, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon actual receipt:

                   To the Company:

                   Houghton Mifflin Company
                   222 Berkeley Street
                   Boston, Massachusetts 02116
                   Attention:  Corporate Secretary

                   To the Executive:





               12. Miscellaneous. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by the Executive and such officer as may be specifically designated by the Board. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement. This Agreement sets forth the entire agreement of the parties hereto in respect of the subject matter contained herein and supersedes all prior agree-ments, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, by any officer, employee or representative of any party hereto; and any prior agreement of the parties hereto in respect of the subject matter contained herein is hereby terminated and cancelled. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the Commonwealth of Massachusetts, without regard to its conflicts of law principles. All references to sections of the Exchange Act or the Code shall be deemed also to refer to any successor provisions to such sections. There shall be withheld from any payments provided for hereunder any amounts required to be withheld under federal, state or local law and any additional withholding amounts to which the Executive has agreed. The obligations under this Agreement of either the Company or the Executive which by their nature and terms require satisfaction after the end of the Term shall survive such event and shall remain binding upon such party.

               13. Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

               14. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

               15. Settlement of Disputes; Arbitration. All claims by the Executive for benefits under this Agreement shall be directed to and determined by the Board and shall be in writing. Any denial by the Board of a claim for benefits under this Agreement shall be delivered to the Executive in writing and shall set forth the specific reasons for the denial and the specific provisions of this Agreement relied upon. The Board shall afford a reasonable opportunity to the Executive for a review of the decision denying a claim and shall further allow the Executive to appeal to the Board a decision of the Board within sixty
(60) days after notification by the Board that the Executive's claim has been denied. To the extent permitted by applicable law, any further dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in

Boston, Massachusetts in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction.

               16. Definitions. For purposes of this Agreement, the following terms shall have the meanings indicated below:

               (a) "Base Amount" shall have the meaning defined in section 280G(b)(3) of the Code.

               (b) "Board" shall mean the Board of Directors of the Company.

               (c) "Cause" for termination by the Company of the Executive's employment, for purposes of this Agreement, shall mean (i) the willful and continued failure by the Executive to substantially perform the Executive's duties with the Company (other than any such failure resulting from the Executive's incapacity due to physical or mental illness or any such actual or anticipated failure after the issuance of a Notice of Termination for Good Reason by the Executive pursuant to Section 8(a)) after a written demand for substantial performance is delivered to the Executive by the Board, which demand specifically identifies the manner in which the Board believes that the Executive has not substantially performed the Executive's duties, (ii) the willful engaging by the Executive in conduct which is demonstrably and materially injurious to the Company or its subsidiaries, monetarily or otherwise, or (iii) material breach by the Executive of any of the material terms or conditions of this Agreement coupled with failure to correct such breach within thirty (30) days after notice from the Company specifying the breach. For purposes of clauses (i) and (ii) of this definition, no act, or failure to act, on the Executive's part shall be deemed "willful" unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that the Executive's act, or failure to act, was in the best interest of the Company.

               (d) A "Change in Control" of the Company shall be deemed to have occurred if any of the following occurs:

                             i)  any "Person" (as defined in this
Section) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities;

                             ii)    during any period of no more
than two consecutive years beginning after the date hereof individuals who at the beginning of such period constitute the Board, and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company) whose election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or whose nomination for election was previously so approved or recommended, cease for any reason to constitute at least a majority thereof;

                             iii)  there occurs a merger or con-
solidation of the Company or a subsidiary thereof with or into any other entity, other than (x) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) more than 75% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation or (y) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person acquires 25% or more of the combined voting power of the Company's then outstanding securities; or

                             iv)  the stockholders of the Company
approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

               (e) "Change-in-Control Protective Period" shall mean the period from the occurrence of a Change in

Control until the second anniversary of such Change in Control.

               (f) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

               (g) "Company" shall mean Houghton Mifflin Company and any successor to its business and/or assets which assumes and agrees to perform this Agreement by operation of law, or otherwise (except in determining, under Section 16(d) hereof, whether or not any Change in Control of the Company has occurred in connection with such succession).

               (h) "Date of Termination" shall have the meaning stated in
Section 8(b) hereof.

               (i) "Disability" shall be deemed the reason for the termination by the Company of the Executive's employment, if, as a result of the Executive's incapacity due to physical or mental illness, the Executive shall have been absent from the full-time performance of the Executive's duties with the Company on a full-time basis for the entire period of one-hundred-eighty (180) consecutive days or for an aggregate period of two-hundred-ten (210) days during a consecutive period of two-hundred- seventy (270) days, the Company shall have given the Executive a Notice of Termination for Disability, and the Executive shall not have returned to the full-time performance of the Executive's duties within thirty (30) days after such Notice of Termination is given.

               (j) "Excise Tax" shall mean any excise tax imposed under section 4999 of the Code.

               (k) "Executive" shall mean the individual named in the first paragraph of this Agreement.

               (l) "Good Reason" for termination by the Executive of the Executive's employment shall mean the occurrence (without the Executive's express written consent) after any Change in Control, or after any Potential Change in Control under the circumstances described in the second sentence of
Section 7(a) hereof (treating all references in paragraphs (I) through (VII) below to a "Change in Control" as references to a "Potential Change in Control"), of any one of the following acts by the Company, or failures by the Company to act, unless, in the case of any act or failure to act described in paragraph (I), (III), (V) or
(VI) below, such act or failure to act is corrected prior to the Date of Termination specified in the Notice of Termination given in respect thereof:

                         (I) the assignment to the Executive of any duties
               inconsistent with the Executive's status as an executive officer of the Company or any substantial diminution, without the Executive's consent, in the Executive's reporting responsibilities, powers, titles or offices as in effect immediately prior to the Change in Control of the Company (other than any such diminution primarily attributable to the fact that the Company may no longer be a public company);

                         (II) any reduction in Base Salary, except for
               across-the-board salary reductions similarly affecting all executives of the Company and all executives of any person in control of the Company,

                         (III) any substantial reduction in the additional
               compensation and benefits received by the Executive unless any such reduction shall be generally applicable to executive personnel and all executives of any person in control of the Company,

                         (IV) any requirement by the Company or of any person in
               control of the Company that the Executive be based at a location outside the metropolitan area in which the Executive was located immediately prior to the Change in Control,

                         (V) any requirement by the Company or of any person in
               control of the Company that the Executive travel with an overnight stay in excess of 30% of the work days in any calendar year, or

                         (VI) any purported termination of the Executive's
               employment which is not effected pursuant to a Notice of Termination satisfying the requirements of Section 8(a) hereof (and, if applicable, the requirements of Section 16(c)); for purposes of the Agreement, no such purported termination shall be effective.

               The Executive's right to terminate the Executive's employment for Good Reason shall not be affected by the Executive's incapacity due to physical or mental illness. The Executive's continued employment shall not constitute consent to, or a waiver of rights with respect to, any act or failure to act constituting Good Reason hereunder.

               (m) "Gross-Up Payment" shall have the meaning stated in Section 10(b) hereof.

               (n) "Incentive Compensation Plan" shall mean the Houghton Mifflin Company 1995 Senior Executive Incentive Compensation Plan or any successor annual bonus or incentive compensation plan.

               (o) "Notice of Termination" shall have the meaning stated in
Section 8(a) hereof.

               (p) "Pension Plan" shall mean the Houghton Mifflin Pension Plan or any successor plan.

               (q) "Person" has the meaning given such term in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) of the Exchange Act, but excludes (a) the Company or any of its subsidiaries, (b) any trustee or other fiduciary holding securities under an employee benefit plan of the Company (or of any subsidiary of the Company), (c) any corporation owned, directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company and (d) an underwriter temporarily holding securities pursuant to an offering of such securities.

               (r) "Potential Change in Control" shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied during the Term:

                             (I) the Company enters into an agreement, the
               consummation of which would result in the occurrence of a Change in Control;

                             (II) the Company or any Person publicly announces
               an intention to take or to consider taking actions which, if consummated, would constitute a Change in Control;

                             (III) any Person (x) is or becomes the Beneficial
               Owner, directly or indirectly, (y) discloses directly or indirectly to the Company (or publicly) a plan or intention to become the Beneficial Owner, directly or indirectly, or (z) makes a filing under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, with respect to securities to become the Beneficial Owner, directly or indirectly, of securities of the Company representing 9.9% or more of the combined voting power of the Company's then outstanding securities; or

                             (IV) the Board adopts a resolution to the effect
               that, for purposes of this Agreement, a Potential Change in Control has occurred.

               (s) "Retirement" shall be deemed the reason for the termination by the Company or the Executive of the Executive's employment if such employment is terminated (i) with the Executive's prior written consent, as a result of which the Executive is immediately eligible for retirement benefits under the Pension Plan or (ii) in accordance with any retirement arrangement established with the Executive's prior written consent with respect to the Executive.

               (t) "Severance Payments" shall mean those payments described in
Section 7(a) hereof.

               (u) "Supplemental Benefits Plan" shall mean the Houghton Mifflin Company Supplemental Benefits Plan or any successor plan.

               (v) "Term" shall have the meaning stated in Section 2 hereof.

               (w) "Total Payments" shall mean those payments so described in
Section 7(b) hereof.

               IN WITNESS WHEREOF the parties hereto have hereunto set their hands and seals on the day and year first above written.

HOUGHTON MIFFLIN COMPANY


By ______________________________
    Name: Nader F. Darehshori
    Title: President and
           Chief Executive Officer


-----------------------
[               ]


0102719.02-01S6a
                                       20

                                                             Exhibit 10(iii)(A)

                    Form of Key Managers' Severance Agreement

                                     AGREEMENT



               AGREEMENT made this ____ day of December, 1995, between Houghton Mifflin Company, a Massachusetts corporation (the "Company"), and
(the "Executive").

               WHEREAS the Company considers it essential to the best interests of its stockholders to foster the continuous employment of its key management personnel; and
               WHEREAS the Board of Directors of the Company (the "Board") recognizes that the uncertainty engendered by any potential change in control may result in the departure or distraction of management personnel to the detriment of the Company and its stockholders;

               NOW THEREFORE, in consideration of the premises and the respective covenants and agreements of the parties herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

               1. Defined Terms. The definitions of capitalized terms used in this Agreement (if not provided where a capitalized term initially appears) are provided in the last Section hereof.

               2. Term of Agreement. The term of this Agreement (the "Term") will commence on the date hereof and end on December 31, 1998, unless further extended as hereinafter provided. Commencing on January 1, 1997 and each January 1 thereafter, the Term shall automatically be extended for one additional year unless, not later than September 30 of the preceding year, the Company (upon authorization by the Board) or the Executive shall have given notice not to extend this Agreement; provided, however, if a Change in Control shall have occurred during the Term, this Agreement shall continue in effect (and the Term shall be extended) until at least the end of the Change-in-Control Protective Period.

               3. Company's Covenants Summarized. In order to induce the Executive to remain in the employ of the Company and in consideration of the Executive's covenants set forth in Section 4 hereof, the Company agrees, under the conditions described herein, to pay the Executive the "Severance Payments" described in
Section 7(a) hereof and the other payments and benefits described herein in the event the Executive's employment with the Company is terminated following a Change in Control and during the term of this Agreement. No amount or benefit shall be payable under this Agreement unless there shall have been (or, under the terms hereof, there shall be deemed to have been) a termination of the Executive's employment with the Company following a Change in Control. This Agreement shall not be construed as creating an express or implied contract of employment and, except as otherwise agreed in writing between the Executive and the Company, the Executive shall not have any right to be retained in the employ of the Company.

               4. The Executive's Covenants. The Executive agrees that, subject to the terms and conditions of this Agreement, in the event of a Potential Change in Control during the term of this Agreement, the Executive will remain in the employ of the Company until the earliest of (i) a date which is six (6) months from the date of such Potential Change of Control, (ii) the date of a Change in Control, (iii) the date of termination by the Executive of the Executive's employment for Good Reason (determined by treating the Potential Change in Control as a Change in Control in applying the definition of Good Reason), by reason of death, Disability or Retirement, or (iv) the termination by the Company of the Executive's employment for any reason.

               5. Pre-Termination Compensation.

               (a) Following a Change in Control and during the Term, during any period that the Executive fails to perform the Executive's full-time duties with the Company as a result of incapacity due to physical or mental illness, the Company shall pay the Executive's full salary to the Executive at the rate in effect at the commencement of any such period, together with all compensation and benefits payable to the Executive under the terms of any compensation or benefit plan, program or arrangement maintained by the Company during such period, until the Executive's employment is terminated by the Company for Disability; provided, however, that such salary payments shall be reduced by the sum of the amounts, if any, payable to the Executive at or prior to the time of any such salary payment under disability benefit plans of the Company or under the Social Security disability insurance program, which amounts were not previously applied to reduce any such salary payment.

               (b) If the Executive's employment shall be terminated for any reason (other than Disability) following a Change in Control and during the Term, the Company shall pay the Executive's full salary (to the Executive or in accordance with Section 10(b) hereof if the Executive's employment is terminated by the Executive's death) through the Date of Termination at the higher of the rate in effect at the time the Notice of Termination is given or the rate in effect immediately prior to the Change in Control, together with all compensation and benefits payable to the Executive through the Date of Termination under the terms of any compensation or benefit plan, program or arrangement maintained by the Company during such period.

               (c) If a Change in Control occurs during the Term and the Incentive Compensation Plan in which the Executive is participating on the day immediately preceding such Change in Control is not the annual incentive compensation plan which covers the Company's top tier of executives, then, notwithstanding any other provision herein or in the Incentive Compensation Plan, as soon as practicable after the occurrence of such Change in Control, the Company shall pay the Executive a pro rata bonus determined by multiplying thirty percent (30%) of his or her salary on the day immediately preceding the Change in Control by a fraction, the numerator of which shall be the number of days in the then-current fiscal year up to and including the day the Change in Control occurred and the denominator of which shall be three hun-dred-and-sixty-five (365); such payment shall be in lieu of any other payment under the then-current Incentive Compensation Plan with respect to such fiscal year.

               6. Normal Post-Termination Payments upon Termination of Employment. If the Executive's employment shall be terminated for any reason following a Change in Control and during the Term, the Company shall pay the Executive's normal post-termination compensation and benefits to the Executive as such payments become due. Subject to Section 7(a) hereof, such post-termination compensation and benefits shall be determined under, and paid in accordance with, the Company's retirement, insurance and other compensation or benefit plans, programs and arrangements (other than this Agreement).

               7.     Severance Payments.

               (a) Subject to Section 7(b) hereof, the Company shall pay the Executive the payments described in this Section 7(a) (the "Severance Payments") upon the termination of the Executive's employment following a Change in Control and prior to the end of the Term, in addition to any required payments and benefits described in Sections 5 and 6 hereof, unless such termination is (i) by the Company for Cause, (ii) by reason of death, Disability or Retirement, or
(iii) by the Executive without Good Reason. For purposes of the immediately preceding sentence, if a termination of the Executive's employment occurs prior to a Change in Control, but following a Potential Change in Control in which a Person has entered into an agreement with the Company the consummation of which will constitute a Change in Control, such termination shall be deemed to have followed a Change in Control and to have been (i) by the Company without Cause, if the Executive's employment is terminated without Cause with the encouragement of, or at the direction of, such Person, or (ii) by the Executive with Good Reason, if the Executive terminates the Executive's employment with Good Reason and the act (or failure to act) which constitutes Good Reason occurs following such Potential Change in Control and with the encouragement of, or at the direction of, such Person.

                             i)  In lieu of any further salary
        payments to the Executive for period subsequent to the Date of Termination and in lieu of any other severance benefits to which the Executive might otherwise be entitled, the Company shall pay to the Executive a lump sum severance payment, in cash, equal to two (2) times the sum of

               (X) the higher of the Executive's annual base salary in effect immediately prior to the occurrence of the event or circumstance upon which the Notice of Termination is based or the Executive's annual base salary in effect immediately prior to the Change in Control, and

               (Y) the higher of (I) the amount (if any) paid to the Executive pursuant to the Incentive Compensation Plan in the Company's fiscal year immediately preceding that in which the Date of Termination occurs and (II) the average amount so paid in the Company's three fiscal years immediately preceding that in which the Change in Control occurs.

                             ii)  Notwithstanding any provision of
        the Incentive Compensation Plan, the Company shall pay to the Executive a lump sum amount, in cash, equal to the sum of any incentive compensation which has been allocated or awarded to the Executive for any completed fiscal year preceding the Date of Termination under the Incentive Compensation Plan but has not yet been either paid or deferred pursuant to an agreement with the Company;

                             iii)   In addition to all other
        amounts payable to the Executive under this Section 7(a), the Executive shall be entitled to receive from the Company not later than the fifth day following the Date of Termination, an amount in cash equal to, with respect to the Executive's interests in the Supplemental Benefits Plan, the sum of (i) the Executive's Supplemental ESTP Benefit (as defined therein) and (ii) a lump sum equal to the actuarial equivalent of the excess of the defined benefit pension described in the following clause
        (X) over the defined benefit pension described in the following clause
        (Y):

               (X) the retirement pension (determined as a straight life annuity commencing at age sixty-five) which would have accrued to the Executive under the terms of the Pension Plan and the Supplemental Benefits Plan (without regard to any amendment to either plan made subsequent to a Change in Control of the Company and on or prior to the Date of Termination, which amendment adversely affects in any manner the computation of retirement benefits thereunder), determined as if the Executive were fully vested thereunder, had accumulated (after the Date of Termination) two additional years of service credit thereunder (but in no event shall the

               Executive be deemed to have accumulated additional years of service credit after the Executive's sixty-fifth birthday); and

               (Y) the retirement pension (determined as a straight life annuity commencing at age sixty-five) which had then accrued to the Executive pursuant to the provisions of the Pension Plan and will be paid pursuant to the provisions thereof.

        For purposes of clause (X), the Supplemental Pension Benefit shall be calculated as if the Executive were two years older at the Date of Termination and shall use the assumption as to the annual rate of salary increase used for funding purposes in the most recent actuarial report prepared by the Pension Plan's actuary with respect to such plan prior to the Change in Control. For purposes of this Section 7(a)(iii), "actuarial equivalent" shall be determined using the same methods and assumptions utilized under the Pension Plan immediately prior to the Change in Control of the Company. Upon the making of, and to the extent of, such cash payment, the Company's obligations to the Executive under the Supplemental Benefits Plan shall be cancelled.

                             iv)  For the two-year period immedi-
        ately following the Date of Termination, the Company shall arrange to provide the Executive with life, disability, accident and health insurance benefits substantially similar to those which the Executive is receiving immediately prior to the Notice of Termination (without giving effect to any reduction in such benefits subsequent to a Change in Control if such reduction constitutes Good Reason). Benefits otherwise receivable by the Executive pursuant to this Section 7(a)(iv) shall be reduced to the extent comparable benefits are actually received by or made available to the Executive without cost during the two-year period following the Executive's termination of employment (and any such benefits actually received by the Executive shall be reported to the Company by the Executive). If the benefits provided to the Executive under this Section 7(a)(iv) shall result in a decrease, pursuant to
        Section 7(b), in the Severance Payments and these

        Section 7(a)(iv) benefits are thereafter reduced pursuant to the immediately preceding sentence because of the receipt of comparable benefits, the Company shall, at the time of such reduction, pay to the Executive the lesser of (a) the amount of the decrease made in the Severance Payments pursuant to Section 7(b), or (b) the maximum amount which can be paid to the Executive without being, or causing any other payment to be, nondeductible by reason of section 280G of the Code.

               (b) Notwithstanding any other provisions of this Agreement, in the event that any payment or benefit received or to be received by the Executive in connection with a Change in Control or the termination of the Executive's employment (whether pursuant to the terms of this Agreement or any other plan, arrangement or agreement with the Company, any Person whose actions result in a Change in Control or any Person affiliated with the Company or such Person) (all such payments and benefits, including the Severance Payments, being hereinafter called "Total Payments") would not be deductible (in whole or part), by the Company, an affiliate or Person making such payment or providing such benefit as a result of section 280G of the Code, then, to the extent necessary to make such portion of the Total Payments deductible (and after taking into account any reduction in the Total Payments provided by reason of section 280G of the Code in such other plan, arrangement or agreement), (A) the cash Severance Payments shall first be reduced (if necessary, to zero), and (B) all other non-cash Severance Payments shall next be reduced (if necessary, to zero). For purposes of this limitation (i) no portion of the Total Payments the receipt or enjoyment of which the Executive shall have effectively waived in writing prior to the Date of Termination shall be taken into account, (ii) no portion of the Total Payments shall be taken into account which in the opinion of tax counsel selected by the Company's independent auditors and reasonably acceptable to the Executive does not constitute a "parachute payment" within the meaning of section 280G(b)(2) of the Code, including by reason of section 280G(b)(4)(A) of the Code, (iii) the Severance Payments shall be reduced only to the extent necessary so that the Total Payments (other than those referred to in clauses
(i) or (ii)) in their entirety constitute reasonable compensation for services actually rendered within the meaning of section 280G(b)(4)(B) of the Code or are otherwise not subject to disallowance as deductions under section 280G of the Code, in the opinion of the tax counsel referred to in clause (ii); and (iv) the value of any non-cash benefit or any deferred payment or benefit included in the Total Payments shall be determined by the Company's independent auditors in accordance with the principles of sections 280G(d)(3) and (4) of the Code.

               If it is established pursuant to a final determination of a court or an Internal Revenue Service proceeding that, notwithstanding the good faith of the Executive and the Company in applying the terms of this Section 7(b), the aggregate "parachute payments" paid to or for the Executive's benefit are in an amount that would result in any portion of such "parachute payments" not being deductible by reason of section 280G of the Code, then the Executive shall have an obligation to pay the Company upon demand an amount equal to the sum of (i) the excess of the aggregate "parachute payments" paid to or for the Executive's benefit over the aggregate "parachute payments" that could have been paid to or for the Executive's benefit without any portion of such "parachute payments" not being deductible by reason of section 280G of the Code; and (ii) interest on the amount set forth in clause (i) of this sentence at the rate provided in section 1274(b)(2)(B) of the Code from the date of the Executive's receipt of such excess until the date of such payment.

               (c) The payments provided for in Section 7(a) hereof (other than Section 7(a)(iv)) shall be made not later than the fifth (5th) day following the Date of Termination; provided, however, that if the amounts of such payments cannot be finally determined on or before such day, the Company shall pay to the Executive on such day an estimate, as determined in good faith by the Company, of the minimum amount of such payments to which the Executive is clearly entitled and shall pay the remainder of such payments (together with interest at the rate provided in section 1274(b)(2)(B) of the Code) as soon as the amount thereof can be determined but in no event later than the thirtieth (30th) day after the Date of Termination. In the event that the amount of the estimated payments exceeds the amount subsequently determined to have been due, such excess shall constitute a loan by the Company to the Executive, payable on the fifth (5th) business day after demand by the Company (together with interest at the rate provided in section 1274(b)(2)(B) of the Code). At the time that payments are made under this Section, the Company shall provide the Executive with a written statement setting forth the manner in which such payments were calculated and the basis for such calculations, including, without limitation, any opinions or other advice the Company has received from outside counsel, auditors or consultants (and any such opinions or advice which are in writing shall be attached to the statement).

               (d) The Company also shall pay to the Executive all legal fees and expenses incurred, in good faith, by the Executive as a result of a termination (including all such fees and expenses, if any, incurred in disputing any such termination or in seeking to obtain or enforce any benefit or right provided by this Agreement or in connection with any tax audit or proceeding to the extent attributable to the application of section 4999 of the Code to any payment or benefit provided hereunder). Such payments shall be made within five
(5) business days after delivery of the Executive's written requests for payment accompanied with such evidence of fees and expenses incurred as the Company reasonably may require.

               8.  Termination Procedures.

               (a) Notice of Termination. Following any Change in Control and during the Term, any purported termination of the Executive's employment (other than by reason of death) shall be communicated by written Notice of Termination from one party hereto to the other party hereto in accordance with Section 11 hereof. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated. Further, a Notice of Termination for Cause is required to include a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters (3/4) of the entire membership of the Board at a meeting of the Board which was called and held for the purpose of considering such termination (after reasonable notice to the Executive and an opportunity for the Executive, together with the Executive's counsel, to be heard before the Board) finding that, in the good faith opinion of the Board, the Executive was guilty of conduct set forth in clause (i) or (ii) of the definition of Cause herein, and specifying the particulars thereof in detail.

               (b) Date of Termination. "Date of Termination", with respect to any purported termination of the Executive's employment following a Change in Control and during the Term, shall mean (i) if the Executive's employment is terminated by the Executive's death, the date of the Executive's death, (ii) if the Executive's employment is terminated for Disability, thirty (30) days after Notice of Termination is given (provided that the Executive shall not have returned to the full-time performance of the Executive's duties during such thirty (30) day period), and (iii) if the Executive's employment is terminated for any other reason, the date specified in the Notice of Termination (which, in the case of a termination by the Company, shall not be less than thirty (30) days (except in the case of a termination for Cause) and, in the case of a termination by the Executive, shall not be less than fifteen (15) days nor more than sixty (60) days, respectively, from the date such Notice of Termination is given).

               (c) Dispute Concerning Termination. If within fifteen (15) days after any Notice of Termination is given, or, if later, prior to the Date of Termination (as determined without regard to this Section 8(c)), the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, the Date of Termination shall be the date on which the dispute is finally resolved, either by mutual written agreement of the parties or by a final judgment, order or decree of a court of competent jurisdiction (which is not appealable or with respect to which the time for appeal therefrom has expired and no appeal has been perfected); provided further that the Date of Termination shall be extended by a notice of dispute only if such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with reasonable diligence.

               (d) Compensation During Dispute. If a purported termination occurs following a Change in Control and during the Term, and such termination is disputed in accordance with Section 8(c) hereof, the Company shall continue to pay the Executive the full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, salary) and continue the Executive as a participant in all compensation, benefit and insurance plans in which the Executive was participating when the notice giving rise to the dispute was given, until the dispute is finally resolved in accordance with Section 8(c) hereof. Amounts paid under this Section 8(d) are in addition to all other amounts due under this Agreement (other than those due under Section 5(b) hereof) and shall not be offset against or reduce any other amounts due under this Agreement.

               9. No Mitigation. The Company agrees that, if the Executive's employment by the Company is terminated following a Change in Control and during the Term, the Executive is not required to seek other employment or to attempt in any way to reduce any amounts payable to the Executive by the Company hereunder. Further, the amount of any payment or benefit provided for hereunder (other than pursuant to Section 7(a)(iv) hereof) shall not be reduced by any compensation earned by the Executive as the result of employment by another employer, by retirement benefits, by offset against any amount claimed to be owed by the Executive to the Company, or otherwise.

               10.  Successors; Binding Agreement.

               (a) In addition to any obligations imposed by law upon any successor to the Company, the Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such assumption and agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive to compensation from the Company in the same amount and on the same terms as the Executive would be entitled to hereunder if the Executive were to terminate the Executive's employment for Good Reason after a Change in Control, except that, for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination.

               (b) This Agreement shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive shall die while any amount would still be payable to the Executive hereunder (other than amounts which, by their terms, terminate upon the death of the Executive) if the Executive had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the executors, personal representatives or administrators of the Executive's estate.

               11. Notices. For the purpose of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or on the fifth business day after the day on which mailed, if mailed by United States registered mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth below, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon actual receipt:

                    To the Company:

                    Houghton Mifflin Company
                    222 Berkeley Street
                    Boston, Massachusetts 02116
                    Attention:  Corporate Secretary

                      To the Executive:





               12. Miscellaneous. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by the Executive and such officer as may be specifically designated by the Board. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement. This Agreement sets forth the entire agreement of the parties hereto in respect of the subject matter contained herein and supersedes all prior agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, by any officer, employee or representative of any party hereto; and any prior agreement of the parties hereto in respect of the subject matter contained herein is hereby terminated and cancelled. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the Commonwealth of Massachusetts, without regard to its conflicts of law principles. All references to sections of the Exchange Act or the Code shall be deemed also to refer to any successor provisions to such sections. There shall be withheld from any payments provided for hereunder any amounts required to be withheld under federal, state or local law and any additional withholding amounts to which the Executive has agreed. The obligations under this Agreement of either the Company or the Executive which by their nature and terms require satisfaction after the end of the Term shall survive such event and shall remain binding upon such party.

               13. Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

               14. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

               15. Settlement of Disputes; Arbitration. All claims by the Executive for benefits under this Agreement shall be directed to and determined by the Board and shall be in writing. Any denial by the Board of a claim for benefits under this Agreement shall be delivered to the Executive in writing and shall set forth the specific reasons for the denial and the specific provisions of this Agreement relied upon. The Board shall afford a reasonable opportunity to the Executive for a review of the decision denying a claim and shall further allow the Executive to appeal to the Board a decision of the Board within sixty (60) days after notification by the Board that the Executive's claim has been denied. To the extent permitted by applicable law, any further dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in Boston, Massachusetts in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction.

               16. Definitions. For purposes of this Agreement, the following terms shall have the meanings indicated below:

               (a) "Board" shall mean the Board of Directors of the Company.

               (b) "Cause" for termination by the Company of the Executive's employment, for purposes of this Agreement, shall mean (i) the willful and continued failure by the Executive to substantially perform the Executive's duties with the Company (other than any such failure resulting from the Executive's incapacity due to physical or mental illness or any such actual or anticipated failure after the issuance of a Notice of Termination for Good Reason by the Executive pursuant to Section 8(a)) after a written demand for substantial performance is delivered to the Executive by the Board, which demand specifically identifies the manner in which the Board believes that the Executive has not substantially performed the Executive's duties, (ii) the willful engaging by the Executive in conduct which is demonstrably and materially injurious to the Company or its subsidiaries, monetarily or otherwise, or (iii) material breach by the Executive of any of the material terms or conditions of this Agreement coupled with failure to correct such breach within thirty (30) days after notice from the Company specifying the breach. For purposes of clauses (i) and (ii) of this definition, no act, or failure to act, on the Executive's part shall be deemed "willful" unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that the

Executive's act, or failure to act, was in the best interest of the Company.

               (c) A "Change in Control" of the Company shall be deemed to have occurred if any of the following occurs:

                             i)  any "Person" (as defined in this
Section) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities;

                             ii)    during any period of no more
than two consecutive years beginning after the date hereof individuals who at the beginning of such period constitute the Board, and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company) whose election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or whose nomination for election was previously so approved or recommended, cease for any reason to constitute at least a majority thereof;

                             iii) there occurs a merger or consolidation of
the Company or a subsidiary thereof with or into any other entity, other than
(x) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) more than 75% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation or (y) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person acquires 25% or more of the combined voting power of the Company's then outstanding securities; or

                             iv) the stockholders of the Company approve a plan
of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

               (d) "Change-in-Control Protective Period" shall mean the period from the occurrence of a Change in Control until the second anniversary of such Change in Control.

               (e) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

               (f) "Company" shall mean Houghton Mifflin Company and any successor to its business and/or assets which assumes and agrees to perform this Agreement by operation of law, or otherwise (except in determining, under Section 16(c) hereof, whether or not any Change in Control of the Company has occurred in connection with such succession).

               (g) "Date of Termination" shall have the meaning stated in
Section 8(b) hereof.

               (h) "Disability" shall be deemed the reason for the termination by the Company of the Executive's employment, if, as a result of the Executive's incapacity due to physical or mental illness, the Executive shall have been absent from the full-time performance of the Executive's duties with the Company on a full-time basis for the entire period of one-hundred-eighty (180) consecutive days or for an aggregate period of two-hundred-ten (210) days during a consecutive period of two-hundred- seventy (270) days, the Company shall have given the Executive a Notice of Termination for Disability, and the Executive shall not have returned to the full-time performance of the Executive's duties within thirty (30) days after such Notice of Termination is given.

               (i) "Executive" shall mean the individual named in the first paragraph of this Agreement.

               (j) "Good Reason" for termination by the Executive of the Executive's employment shall mean the occurrence (without the Executive's express written consent) after any Change in Control, or after any Potential Change in Control under the circumstances described in the second sentence of
Section 7(a) hereof (treating
all references in paragraphs (I) through (VII) below to a "Change in Control" as references to a "Potential Change in Control"), of any one of the following acts by the Company, or failures by the Company to act, unless, in the case of any act or failure to act described in paragraph (I), (III), (V) or (VI) below, such act or failure to act is corrected prior to the Date of Termination specified in the Notice of Termination given in respect thereof:

                         (I) the assignment to the Executive of any duties
               inconsistent with the Executive's status as an executive officer of the Company or any substantial diminution, without the Executive's consent, in the Executive's reporting responsibilities, powers, titles or offices as in effect immediately prior to the Change in Control of the Company (other than any such diminution primarily attributable to the fact that the Company may no longer be a public company);

                         (II) any reduction in Base Salary, except for
               across-the-board salary reductions similarly affecting all executives of the Company and all executives of any person in control of the Company,

                         (III) any substantial reduction in the additional
               compensation and benefits received by the Executive unless any such reduction shall be generally applicable to executive personnel and all executives of any person in control of the Company,

                         (IV) any requirement by the Company or of any person in
               control of the Company that the Executive be based at a location outside the metropolitan area in which the Executive was located immediately prior to the Change in Control,

                         (V) any requirement by the Company or of any person in
               control of the Company that the Executive travel with an overnight stay in excess of 30% of the work days in any calendar year, or

                         (VI) any purported termination of the Executive's
               employment which is not effected pursuant to a Notice of Termination satisfying the requirements of Section 8(a) hereof (and, if applicable, the requirements of Section 16(b)); for purposes of the Agreement, no such purported termination shall be effective.

               The Executive's right to terminate the Executive's employment for Good Reason shall not be affected by the Executive's incapacity due to physical or mental illness. The Executive's continued employment shall not constitute consent to, or a waiver of rights with respect to, any act or failure to act constituting Good Reason hereunder.

               (k) "Incentive Compensation Plan" shall mean the Houghton Mifflin Company annual incentive compensation plan in which the Executive participates at the relevant time or any successor annual bonus or incentive compensation plan.

               (l) "Notice of Termination" shall have the meaning stated in
Section 8(a) hereof.

               (m) "Pension Plan" shall mean the Houghton Mifflin Pension Plan or any successor plan.

               (n) "Person" has the meaning given such term in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) of the Exchange Act, but excludes (a) the Company or any of its subsidiaries, (b) any trustee or other fiduciary holding securities under an employee benefit plan of the Company (or of any subsidiary of the Company), (c) any corporation owned, directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company and (d) an underwriter temporarily holding securities pursuant to an offering of such securities.

               (o) "Potential Change in Control" shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied during the Term:

                             (I) the Company enters into an agreement, the
               consummation of which would
               result in the occurrence of a Change in Con- trol;

                             (II) the Company or any Person publicly announces
               an intention to take or to consider taking actions which, if consummated, would constitute a Change in Control;

                             (III) any Person (x) is or becomes the Beneficial
               Owner, directly or indirectly, (y) discloses directly or indirectly to the Company (or publicly) a plan or intention to become the Beneficial Owner, directly or indirectly, or (z) makes a filing under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, with respect to securities to become the Beneficial Owner, directly or indirectly, of securities of the Company representing 9.9% or more of the combined voting power of the Company's then outstanding securities; or

                             (IV) the Board adopts a resolution to the effect
               that, for purposes of this Agreement, a Potential Change in Control has occurred.

               (p) "Retirement" shall be deemed the reason for the termination by the Company or the Executive of the Executive's employment if such employment is terminated (i) with the Executive's prior written consent, as a result of which the Executive is immediately eligible for retirement benefits under the Pension Plan or (ii) in accordance with any retirement arrangement established with the Executive's prior written consent with respect to the Executive.

               (q) "Severance Payments" shall mean those payments described in
Section 7(a) hereof.

               (r) "Supplemental Benefits Plan" shall mean the Houghton Mifflin Company Supplemental Benefits Plan or any successor plan.

               (s) "Term" shall have the meaning stated in Section 2 hereof.


0102713.03-01S6a
                                          19

               (t) "Total Payments" shall mean those payments so described in
Section 7(b) hereof.

               IN WITNESS WHEREOF the parties hereto have hereunto set their hands and seals on the day and year first above written.

HOUGHTON MIFFLIN COMPANY


By _____________________________________
    Name:  Nader F. Darehshori
    Title: President and
           Chief Executive Officer


--------------------------
[                  ]


0102713.03-01S6a
                                       20

                         AGREEMENT AND GENERAL RELEASE

         Houghton Mifflin Company (the "Company") and Joseph A. Kanon (the "Employee") agree that the following sets out their complete agreement and understanding regarding the separation of the Employee from the Company's employ:

   1. The Company and the Employee agree that the Employee's employment with the Company shall terminate effective June 30, 1995.

   2. The status of the Employee's benefits at separation from employment, including severance pay, are as set forth on the attached page entitled "Separation Benefits - Joseph Kanon" and in the attached memorandum from Margaret M. Doherty dated June 21, 1995.

   3. The consideration from the Company set forth in Paragraph 2 above constitutes full settlement of any and all claims that the Employee may have against the Company, its successors, assigns, affiliates, or any of its officers, directors, shareholders, employees, agents, or representatives, for compensation or otherwise.

   4. In consideration for the promises made by the Company in this Agreement, the Employee, on behalf of himself, his agents, assignees, attorneys, heirs, executors, and administrators, fully releases the Company, and its successors, assigns, parents, subsidiaries, divisions, affiliates, officers, directors, shareholders, employees, agents and representatives, from any and all liability, claims, demands, actions, causes of action, suits, grievances, debts, sums of money, controversies, agreements, promises, damages, back and front pay, costs, expenses, attorneys' fees, and remedies of any type, by reason of any matter, cause, act or omission arising out of or in connection with his employment or separation from employment with the Company, including without limiting the generality of the foregoing, claims, demands or actions under Title VII of the Civil Rights Act of 1964; the Age Discrimination in Employment Act of 1967; as amended; the Rehabilitation Act of 1973; the Civil Rights Act of 1866; the Massachusetts Fair Employment Practices Act; any other federal, state, or local statute or regulation regarding employment, discrimination in employment, or the termination of employment; and the common law of any state relating to employment contracts, wrongful discharge, or any other matter.

   5. The Employee understands and agrees that the existence and terms of this Agreement and General Release are confidential and that the Employee shall not disclose such information to any third party, other than the Employee's spouse, attorney, and financial advisor, without the written consent of the Company.

   6. The existence and execution of this Agreement and General Release shall not be considered, and shall not be admissible in any proceeding, as an admission by the Company, or its agents or employees, of any liability, error, violation or omission.

   7. This Agreement and General Release shall be binding upon and shall be for the benefit of the Company and the Employee, as well as their respective heirs, personal representatives, successors and assigns.

   8. The provisions of this Agreement and General Release shall be severable, and the invalidity of any provision shall not affect the validity of the other provisions.

   9. The Employee also acknowledges that during the course of his employment with the Company, he has acquired confidential information about the Company, including but not limited to information about its business and publishing plans, operations, customers, suppliers, and operations. The Employee agrees not to disclose any such confidential information to anyone without the written consent of the Company.

   lO. The Employee acknowledges that the Company advised him in writing to consult with an attorney before executing this Agreement, that he was given a period of 21 days within which to consider the consideration for this Agreement, that he had an adequate opportunity to review the Agreement with an attorney, that he fully understands its terms, that he was not coerced into signing it, and that he has signed it knowingly and voluntarily.

   ll. The Employee agrees to cooperate with the Company in connection with any litigation currently pending or which is threatened or instituted in the future and the Company agrees to indemnify the Employee for any costs or damages incurred by the Employee in connection with such matters on the same basis as applied during his term of employment.

   12. The Employee agrees not to publicly disparage the Company or its officers and Board members.

   13. This Agreement and General Release shall take effect seven days after the Employee executes it. The Employee has the right to revoke this Agreement during a period of seven days following his execution of this Agreement. In order to revoke the Agreement, he must notify Gary L. Smith, Senior Vice President, of the Company, in writing of his decision to revoke, and said notice must be received by Mr. Smith no later than seven days following the execution of this Agreement. If he revokes this Agreement, he shall promptly repay to the Company all consideration paid under this Agreement to which he is not otherwise entitled.

HOUGHTON MIFFLIN COMPANY                NAME:

BY /s/ Gary L. Smith                    /s/ Joseph A. Kanon
DATED: 6/30/95                          DATED: 6/28/95

                                        Subscribed and sworn before me
                                        this 28th day of  June, 1995.

                                        Notary Public /s/ Kathleen A. Rideout
                                        Commission expires: 7/27/95

                      SEPARATION BENEFITS -- JOSEPH KANON

   1. The Company will pay $229,000 to Mr. Kanon, such payment to be made in a single payment on June 30, 1995. In addition to withholdings for federal and state income taxes, the Company will deduct estimated premiums for health insurance through July 31, 1996. In the event that Mr. Kanon cancels his health insurance coverage prior to July 31, 1996, any remaining premium will be refunded to him.

   2.  The Company will recommend that Board of Directors:

       a. Cancel Mr. Kanon's outstanding options (whether or not vested) to purchase Houghton Mifflin Company common stock (4,200 shares at $23.875 per share, 4,000 shares at $44.625 per share, and 12,000 shares at $45.75 per share) and pay to Mr. Kanon on June 30, 1995 the difference between the option price and $51 per share which totals $202,425.

       b. Remove, effective July 1, 1995, the restrictions on the 156 shares of Houghton Mifflin common stock awarded to Mr. Kanon in January 1994 pursuant to the 1993 Senior Executive Incentive Compensation Plan.

   3. Pursuant to the provisions of the Houghton Mifflin Company Executive Stock Purchase Plan, ("Plan"), the Company will repurchase the 7,742 shares of Houghton Mifflin common stock purchased by Mr. Kanon pursuant to the Plan and Mr. Kanon will repay his debt to the Company pursuant to that Plan. The Company will pay Mr. Kanon $59,152, representing the surplus of the proceeds of the sale over the amount due the Company on June 30, 1996.

   4. The Company will pay Mr. Kanon $30,000, less applicable withholdings, which is in lieu of outplacement services, on June 30, 1995.

                                   Memorandum

TO:      Joseph Kanon

FROM:    Margaret M. Doherty
         Senior Vice President, Human Resources

DATE:    June 21, 1995

SUBJECT: Employee Benefits at Separation from Houghton Mifflin Company

You will be separating from service on June 30, 1995.

Health, Dental, and Vision Insurance

Your family John Hancock medical, dental, and vision coverage will continue through July 31, 1996. You will then be eligible for 12 months of COBRA coverage at 100% of the actual cost and an additional 6 months of COBRA coverage at 102% of the actual cost. The Benefits Office will provide you with additional information at a later date.

Life Insurance

You did not elect.

Accident Insurance (AD&D)

You have elected $250,000 family AD&D coverage. Coverage is extended an additional 31 days beyond your separation date through July 31, 1995, unless you are similarly covered elsewhere, in which case coverage will cease on your separation date. Under the AD&D contract there are no provisions for conversion.

Long-Term Disability Insurance

In accordance with the Long-Term Disability (LTD) insurance plan provisions, your coverage ends on your last day worked. Under the LTD contract there are no provisions for conversion.

Retirement Savings Plan

Contributions to your Retirement Savings Plan will cease as of your last regular paycheck. If you would like a distribution from the Plan, please contact Fidelity directly at 1(800)835-5087. In the interim, your balances will continue to be invested as described in the Retirement Savings Plan literature sent to you.

Pension Plan

You are vested in the Houghton Mifflin Pension Plan. I am requesting your assistance in obtaining from the Social Security Administration official information about your year-by-year "covered" earnings, including money earned before your employment with Houghton Mifflin Company. The enclosed form authorizes the Social Security Administration to release that information to the Company. Please sign, date, and return it to me. Houghton Mifflin will pay the filing fee charged by Social Security.


cc: COBRA
    Benefit File
    Vested File
    Employment File

                              Exhibit (10)(iii)(A)

                            Houghton Mifflin Company
                 Compensation of Non-Employee Directors Policy

A. Each Director of Houghton Mifflin Company who is not an employee shall receive compensation from the Company with respect to each calendar year in amounts and payable as follows:

   1. A retainer of $10,000 per year, payable in cash quarterly. With respect to Directors who have retired, resigned or been elected during the year, the retainer shall be prorated based on the portion of the year served as a Director.

      Cash compensation in addition to the retainer shall be payable as follows: each Director shall receive $700 for attendance at each Board meeting; Directors who serve on Board committees shall receive $500 for each committee meeting attended; Directors who are committee chairmen shall receive an additional $2,500 annual retainer; and such Directors who are members of the Executive Committee shall receive an additional annual retainer of $4,000 in lieu of fees for attendance at Executive Committee meetings.

Plus:

   2. 500 shares of common stock of the Company. The shares shall be issued at their fair market value as determined on a trading date selected by the Chief Executive Officer or his designee not later than sixty days following the close of the calendar year with respect to which said shares are payable. With respect to Directors who have retired, resigned or been elected during the year, the number of shares shall be prorated based on the portion of the year served as a Director. In lieu of receiving the shares for a calendar year, a Director may elect, by written notice to the Company prior to January l of the year with respect to which these shares are payable, to receive cash equal to the fair market value of the shares determined as of the aforesaid trading date.

B. All or a portion of the compensation payable under A.1. above may be deferred at the option of each Director pursuant to a Deferred Compensation Agreement with the Company.

C. As an element of the compensation of Directors who are not employees of Houghton Mifflin Company, such Directors shall receive the following retirement and/or death benefit after leaving service as a Director:

   1. The benefit shall be an amount equal to 1.5 times* the regular quarterly cash retainer in effect at the time of the Directors's departure from the Houghton Mifflin Company Board of Directors, payable for a number of quarters equal to the number of quarters (or fraction thereof) for which the Director served as a regular Director of the Company. The benefit will be paid quarterly to coincide with the quarterly retainer fee payments to active Directors.

   2. The benefit shall be payable only to outside Directors who leave service as a Director after the date of adoption of this plan and have not been removed for cause.

   3. No benefit will be paid to a former Director who, without the consent of Houghton Mifflin Company, is engaged in or affiliated with any business entity or activity which directly or indirectly competes with Houghton Mifflin Company or any of its subsidiaries.

   4. For a Director who retires or resigns from the Board, the benefit shall be payable commencing upon the later of (a) the date of the Director's departure from the Board or (b) the date the Director becomes 65 years of age. The Compensation & Nominating Committee may, in its discretion, make the benefit payable at such earlier date and with such commuted value adjustment, if any, as the Committee may determine.

   5. If a Director dies in service, before commencement of payment of the benefit, or before completion of all payments due, the retirement benefit shall be paid in quarterly payments, commencing immediately, to the Director's designated beneficiary or, if none, to the Director's estate in one lump sum with such commuted value adjustment, if any, as the Committee may determine.


   6. Accrued and unpaid benefits under this plan will be an unfunded and unsecured obligation of Houghton Mifflin Company. The Board of Directors may amend, suspend, or terminate this retirement plan or any benefit under it at any time, but no amendment, suspension, or termination shall, without the consent of a Director, impair the rights of the Director in any benefits theretofore accrued under the plan.


* Effective for Non-Employee Directors who leave service on or after January 1, 1989. Non-Employee Directors whose service terminated after January 1, 1987 but before January 1, 1989 receive a benefit amount equal to 1.0 times the regular quarterly retainer then in effect.

                                                              Exhibit 10(iii)(A)

              HOUGHTON MIFFLIN COMPANY SUPPLEMENTAL BENEFITS PLAN

                                   ARTICLE I
                           ESTABLISHMENT AND PURPOSE

   There is hereby established by the Company a plan which shall be known as the "HOUGHTON MIFFLIN COMPANY SUPPLEMENTAL BENEFITS PLAN". The Plan is established, and shall be maintained, solely for the purpose of providing (a) benefits for certain Employees in excess of the limitations imposed by Sections 415 and/or 401(a)(17) of the Code on benefits payable to those Employees under the Houghton Mifflin Pension Plan, and (b) benefits for certain Employees to make up for such Employee's loss of Additional Company Contributions solely by reason of the limitations imposed by Section 401(a)(17) of the Code on the amount of Compensation which can be taken into account under the Houghton Mifflin Company Retirement Savings Plan.

                                   ARTICLE II
                                  DEFINITIONS

   Whenever used in this Plan, unless the context clearly indicates otherwise, the following terms shall have the following meaning:

   2.01 "Actuarial Equivalent" shall have the same meaning as set forth in the Pension Plan.

   2.02 "Additional Company Contributions" shall mean the additional (i.e., matching) Company contributions which are provided for under Section 4.02 of the RSP.

   2.03 "Board of Directors" shall mean the Board of Directors of Houghton Mifflin Company in office from time to time.

   2.04 "Code" shall mean the Internal Revenue Code of 1986, as the same may be amended from time to time.

   2.05 "Company" shall mean Houghton Mifflin Company, and its participating subsidiaries under the Pension Plan and/or the RSP.

   2.06 "Eligible Employee" shall mean any Employee (a) who is a participant in the Pension Plan and/or the RSP, (b) whose benefits under the Pension Plan are limited by the provisions of that plan which are designed to comply with Section 415 and/or 401(a)(17) of the Code and/or whose Additional Company Contributions under the RSP are limited by the provisions of that plan which are designed solely to comply with Section 401(a)(17) of the Code, and (c) who is a management or highly compensated employee within the meaning of Section 201(2) of the Employee Retirement Income Security Act of 1974, as amended.

   2.07 "Employee" shall mean any person who is receiving remuneration directly from the Company for personal services rendered to the Company as a common law employee.

   2.08 "RSP" shall mean the provisions of the Houghton Mifflin Company Retirement Savings Plan as in effect from time to time.

   2.09 "Supplemental Pension Benefit" shall mean that amount determined in accordance with Section 4.01.

   2.10 "Supplemental RSP Benefit" shall mean the amount determined in accordance with Section 7.02.

   2.11 "Pension Plan" shall mean the provisions of the Houghton Mifflin Pension Plan as in effect from time to time.

   2.12 "Plan" shall mean the Houghton Mifflin Company Supplemental Benefits Plan as set forth herein, together with any and all amendments and supplements hereto.

   2.13 "Pension Plan Benefit" shall mean that amount payable under the applicable provisions of the Pension Plan.

                                  ARTICLE III
                             EFFECTIVE DATE OF PLAN

   3.01 Effective Date. This amended and restated Plan shall be effective as of January 1, 1989. The amended and restated Plan shall apply to Employees who retire or terminate their employment with the Company on or after said effective date. Employees who retired or terminated their employment with the Company prior to said effective date shall be covered by the terms of the Plan as in effect prior to this amendment and restatement.

                                   ARTICLE IV
                     AMOUNT OF SUPPLEMENTAL PENSION BENEFIT

   4.01 Supplemental Pension Benefit. The monthly amount of an Eligible Employee's Supplemental Pension Benefit shall be equal to the excess, if any, of
(i) the amount of the Pension Plan Benefit that would be payable to such Eligible Employee under the Pension Plan if the provisions of that plan were administered without regard to the limitations imposed by Sections 415 and 401(a)(17) of the Code, over (ii) the amount of the Pension Plan Benefit payable to such Eligible Employee under the Pension Plan. Except as otherwise provided by Section 4.02, such Supplemental Pension Benefit shall be determined at the time the Eligible Employee's Pension Plan Benefit is payable under the Pension Plan and shall reflect the form of benefit payable to such Eligible Employee. Nothing in this Plan shall be construed to cut back or reduce any benefit payable to an Eligible Employee under the Pension Plan. The sole purpose and intent of this Article IV is to provide to Eligible Employees those benefits which would have been payable under the Pension Plan but for the limitations imposed upon that plan by Sections 415 and 401(a)(17) of the Code.

   4.02 Post-Retirement Adjustments. If after the date an Eligible Employee's Pension Plan Benefit becomes payable under the Pension Plan, the amount of his Pension Plan Benefit under the Pension Plan is adjusted to reflect an increase in the maximum benefit limitation imposed by Section 415 of the Code or the limitations imposed by Section 401(a)(17) of the Code, then such Eligible Employee's Supplemental Pension Benefit hereunder shall be reduced by an amount equal to the amount of such increase in his Pension Plan Benefit. Any such reduction in an Eligible Employee's Supplemental Pension Benefit hereunder shall be made coincident with the date of any increase in such Eligible Employee's Pension Plan Benefit.


                                    ARTICLE V
                      FORM OF SUPPLEMENTAL PENSION BENEFIT

   5.01 Normal Form. The normal form of benefit payable to an Eligible Employee under Article IV shall be a monthly benefit, payable on a single life basis commencing as of the first day of the month next following the Eligible Employee's sixty-fifth (65th) birthday or his actual retirement, (whichever is later) but in no event later than his seventieth (70th) birthday, which is Actuarially Equivalent to such Eligible Employee's Supplemental Pension Benefit.


   5.02 Optional Forms. Prior to the commencement of payment of the Supplemental Pension Benefit hereunder and under the Pension Plan, an Eligible Employee may make a written request to the Company that his Supplemental Pension Benefit under this Plan be paid in the same form and at the same time as his Pension Plan Benefit is to be paid under the Pension Plan, with appropriate adjustment to assure that such benefit payments are Actuarially Equivalent to such Eligible Employee's Supplemental

Pension Benefit. The Company shall determine, in its sole discretion, whether to allow such optional form of benefit, and any allowance of an optional form of benefit may be revoked by the Company at any time prior to the death of the Eligible Employee. Notwithstanding any provision herein to the contrary, (i) the Company, in its sole discretion, may require that an Eligible Employee's Supplemental Pension Benefit under this Plan be paid in the same form and at the same time as his Pension Plan Benefit is paid under the Pension Plan, and (ii) any monthly benefit payable hereunder (including benefits payable to a surviving spouse or beneficiary pursuant to Article VI) which is less than a minimum amount established by the Company from time to time may be paid in an Actuarially Equivalent amount, either quarterly, semi-annually, annually or by means of a lump sum settlement, as the Company shall determine in its sole discretion.

                                   ARTICLE VI
                          PRE-RETIREMENT DEATH BENEFITS

   6.01 General. If the surviving spouse or beneficiary of an Eligible Employee who dies prior to the commencement of Pension Plan Benefit payments under the Pension Plan is entitled to receive a benefit under the applicable provisions of the Pension Plan (as set forth in Articles VII and VIII thereof), then such surviving spouse or beneficiary shall be entitled to receive a benefit hereunder equal to the excess, if any, of (i) the amount of the benefit that would be payable to such surviving spouse or beneficiary under the Pension Plan if the provisions of that plan were administered without regard to the limitations imposed by Sections 415 and 401(a)(17) of the Code, over (ii) the amount of the benefit actually payable to such surviving spouse or beneficiary under the Pension Plan. Except as otherwise provided in Section 5.02, the benefit payable under this Plan to such surviving spouse or beneficiary shall be paid in the same form and at the same time as the benefit payable under the Pension Plan to such surviving spouse or beneficiary.

                                  ARTICLE VII
                           SUPPLEMENTAL RSP BENEFITS

   7.01 Eligible Employee Accounts.

As of December 31 of each calendar year, the Company shall credit to a bookkeeping account for each Eligible Employee an amount equal to the excess, if any, of

 (a) the lesser of --

   (1) the limitation on elective deferrals for the year imposed by Section 402(g) of the Code or

   (2) the aggregate Additional Company Contribution which would have been credited to such Eligible Employee's Account under the RSP for the calendar year ending on such December 31 but for the limitations imposed by

        (i) Section 401(a)(17) of the Code on the amount of such Eligible Employee's compensation which can be taken into account under the RSP, and

        (ii) the limitation on elective deferrals for the year imposed by
            Section 402(g) of the Code,

over

 (b) the Additional Company Contributions actually credited to such Eligible Employee's Company Account under the RSP for such year.

In addition, the average of the amount credited to the Eligible Employee's account as of such December 31 (after the credit referred to in the preceding sentence for such year) and as of the next preceding December 31 shall be credited with interest equivalents as of such December 31 at a rate that would have been earned on an investment in the Company's common stock, including dividends, held during such calendar year.

   7.02 Supplemental RSP Benefit. Upon termination of employment with the Company (for retirement, death or any other reason), an Eligible Employee will be entitled to receive a Supplemental RSP Benefit equal to the full amount credited to such Eligible Employee's account established under Section 7.01, determined as of the December 31 coincident with or next following such termination of employment. Such Supplemental RSP Benefit will be paid in a single lump sum cash payment within thirty (30) days after said December 31. Payment shall be made to the Eligible Employee if he is then living; otherwise payment shall be made to the person (or persons) to whom payments are to be made under the RSP in the event of such Eligible Employee's death.

                                  ARTICLE VIII
                                 UNFUNDED PLAN

   8.01 No Funding Required. There is no fund associated with this Plan. The Company shall be required to make payments only as benefits become due and payable. No Employee, Eligible Employee or any surviving spouse or any beneficiary thereof shall have any right, other than the right of an unsecured general creditor, against the Company in respect of the benefits payable, or which may be payable, to such Employee, Eligible Employee, surviving spouse or beneficiary hereunder. If the Company, acting in its sole discretion, establishes a reserve or other fund associated with this Plan, then, except as may otherwise be provided in the instrument pursuant to which such reserve or fund is established, no Employee, Eligible Employee, surviving spouse or any beneficiary thereof shall have any right to or interest in any specific amount or asset of such reserve or fund by reason of amounts which may be payable to such person under this Plan, nor shall such person have any right to receive any payment under this Plan except as and to the extent expressly provided in this Plan.

                                   ARTICLE IX
                            MISCELLANEOUS PROVISIONS

   9.01 Non-Guarantee of Employment. Nothing contained in this Plan shall be construed as a contract of employment between the Company and any Employee or Eligible Employee, or as a right of any such Employee or Eligible Employee to be continued in the employment of the Company, or as a limitation of the right of the Company to deal with any Employee or Eligible Employee, as to their hiring, discharge, layoff, compensation, and all other conditions of employment in all respects as though this Plan did not exist.

   9.02 Rights Under Pension Plan and RSP. Nothing in this Plan shall be construed to limit, broaden, restrict, or grant any right to an Employee, Eligible Employee, surviving spouse or any beneficiary thereof under the Pension Plan or the RSP, nor to grant any additional rights to any such Employee, Eligible Employee, surviving spouse or beneficiary thereof under the Pension Plan or the RSP, nor in any way to limit, modify, repeal or otherwise affect the Company's right to amend or modify the Pension Plan and the RSP.

   9.03 Amendments/Termination. The Company reserves the right to make from time to time amendments to or terminate this Plan by vote duly adopted by the Board of Directors (or any duly authorized committee thereof), provided, however, that no such amendment or termination shall cause a reduction or cessation of the Supplemental Pension Benefits of any former Eligible Employee who has retired or otherwise terminated employment with the Company prior to the adoption of such vote of amendment or termination, provided further that no such amendment or termination shall cause the Supplemental Pension Benefit of any active Eligible Employee to be less than the lesser of (a) the Supplemental Pension Benefit to which the Eligible Employee would have been entitled hereunder if such Eligible Employee had terminated employment with the Company immediately prior to the adoption of such vote of amendment or termination or (b) the Supplemental Pension Benefit to which the Eligible Employee would have been entitled hereunder had the Plan continued in effect, without amendment, to the date of such Eligible Employee's actual retirement or other termination of employment, and provided further that no such amendment or termination shall adversely affect the amount of Supplemental RSP Benefit payable to any Eligible Employee on account of amounts credited to such Eligible Employee's account hereunder pursuant to the first sentence of Section 7.01 prior to the adoption of such amendment or termination.

   9.04 Non-Assignability. The benefits payable under this Plan shall not be subject to alienation, assignment, pledge, garnishment, execution or levy of any kind and any attempt to cause any Supplemental Pension Benefit or Supplemental RSP Benefit to be so subjected shall not be recognized.

   9.05 Plan Administration. The Plan shall be operated and administered by the Board of Directors (or by any person or committee duly authorized by the Board) whose decision on all matters involving the interpretation and administration of the Plan shall be final and binding.

   9.06 Suspension of Supplemental Pension Benefits. Payment of Supplemental Pension Benefits under this Plan to a retired Eligible Employee who is reemployed by the Company prior to age seventy (70) will be suspended on the first day of the month coinciding with or next following completion of 1,000 "hours of service" (as that term is defined in the Pension Plan) during a calendar year. The payment of a Supplemental Pension Benefit hereunder will resume on the earlier of the following dates:

   (a) first day of the month coinciding with or next following termination of employment;

   (b) first day of the month coinciding with or next following attainment of age seventy (70);

   (c) the July 1 coinciding with or next following a reduction in the Eligible Employee's work schedule such that the Eligible Employee will be credited with less than 1000 "hours of service" in a calendar year; or

   (d) as of the first of the month during which a reduction in the Eligible Employee's work schedule is such that payment of Pension Plan Benefits is mandated by law.

   At the time of resumption of payments to such Eligible Employee, his Supplemental Pension Benefit hereunder shall be recomputed, provided that the Company may, in its sole discretion, reduce the amount so computed in such manner as it determines to be necessary to avoid any duplication of benefits hereunder.

   9.07 Withholding of Taxes, etc. All amounts payable hereunder shall be reduced for the amounts required to be withheld pursuant to any applicable governmental law or regulation with respect to taxes or any similar provisions.

   9.08 Successor Company. In the event of the dissolution, merger, consolidation or reorganization of the Company, provision may be made by which a successor to all or a major portion of the Company's property or business shall continue the Plan, and the successor shall have all of the powers, duties and responsibilities of the Company under the Plan.

   9.09 Governing Law. This Plan shall be construed and enforced in accordance with, and governed by, the laws of the Commonwealth of Massachusetts.

                             TRUST AGREEMENT FOR THE
                         HOUGHTON MIFFLIN PENSION PLAN
                                     Between
                            HOUGHTON MIFFLIN COMPANY
                                       and
                       STATE STREET BANK AND TRUST COMPANY

                                TABLE OF CONTENTS

1. TRUST FUND .............................................................    2
   1.1 Receipt of Assets ..................................................    2
   1.2 Employers ..........................................................    3
   1.3 Plan ...............................................................    3
   1.4 Accounting for a Plan's Undivided Interest
       in the Trust Fund ..................................................    3
   1.5 No Trustee Duty Regarding Contributions ............................    4

2. DISBURSEMENTS FROM THE TRUST FUND ......................................    4

3. RESPONSIBILITIES RELATING TO INVESTMENT FUNDS
   AND INVESTMENT ACCOUNTS ................................................    6
   3.1 Investment Manager Appointment .....................................    6
   3.2 Company Directed Investment Accounts ...............................    8
   3.3 Trustee Directed Investment Accounts ...............................    9

4. POWERS OF THE TRUSTEE ..................................................    9
   4.1 Investment Power of the Trustee ....................................    9
   4.2 Administrative Powers of the Trustee ...............................   14

5. INDEMNIFICATION ........................................................   15

6. SECURITIES AND OTHER PROPERTY ..........................................   16

7. COMPUTERIZED REPORTING SERVICES ........................................   16
   7.1 Protection of Equipment, Confidential or
       Proprietary Programs and Information ...............................   16
   7.2 Company Acknowledgment .............................................   18

8. SECURITY CODES .........................................................   18

9. TAXES ..................................................................   18
   9.1 Trustee Compensation and Expense ...................................   19

10. ACCOUNTS OF THE TRUSTEE ...............................................   19

11. RELIANCE ON COMMUNICATIONS ............................................   22

12. RESIGNATION AND REMOVAL OF TRUSTEE ....................................   22

13. AMENDMENT .............................................................   23

14. TERMINATION ...........................................................   23

15. MISCELLANEOUS .........................................................   24
    15.1  Governing Law ...................................................   24
    15.2  No Reversion to Employers .......................................   24
    15.3  Non-Alienation of Benefits ......................................   25
    15.4  Duration of Trust ...............................................   26
    15.5  No Guarantees ...................................................   26
    15.6  Duty to Furnish Information .....................................   26
    15.7  Withholding .....................................................   26
    15.8  Parties Bound ...................................................   27
    15.9  Necessary Parties to Disputes ...................................   27
    15.10 Unclaimed Benefit Payments ......................................   28
    15.11 Severability ....................................................   28
    15.12 References ......................................................   28
    15.13 Headings ........................................................   28
    15.14 No Liability for Acts of Predecessor and
          Successor Trustees ..............................................   28
    15.15 Counterparts ....................................................   28

                         HOUGHTON MIFFLIN PENSION PLAN
                                 TRUST AGREEMENT

   Agreement made as of April 1, 1990, by and between HOUGHTON MIFFLIN COMPANY a corporation organized under the laws of Massachusetts (hereinafter referred to as the "Company") and STATE STREET BANK AND TRUST COMPANY, a trust company organized under the laws of the Commonwealth of Massachusetts (hereinafter referred to as the "Trustee").

                                  WITNESSETH:

   WHEREAS, the Company maintains the Houghton Mifflin Pension Plan, (hereinafter referred to as the "Plan") which Plan was established effective as of July 1, 1953 and was most recently amended and restated in its entirety effective as of July 1, 1988, and which Plan is funded by a trust under a Trust Agreement (the "Retirement Trust") with Bank of New England as Trustee under a restated Retirement Trust document executed March 1, 1983, as amended by an amendment executed May 27, 1987 for the exclusive benefit of certain of its employees;

   WHEREAS, the authority to conduct the general operation and administration of the Plan is vested in the Retirement Committee (referred to herein as the "Administrator" of the Plan) which shall have the authorities and shall be subject to the duties with respect to the trust specified in the Plan and in this Trust Agreement;

   WHEREAS, the Company has appointed State Street Bank and Trust Company as successor trustee to Bank of New England, effective April 1, 1990; and

   WHEREAS, the Company and the Trustee desire to amend and restate the Retirement Trust in its entirety by substituting therefor the provisions of this Trust Agreement effective as of April 1, 1990;

   NOW, THEREFORE, the Company and the Trustee do hereby amend and restate the said Retirement Trust and continue the trust as the funding vehicle for the Plan, upon the terms and conditions hereinafter set forth, effective April 1, 1990:

1. TRUST FUND

   1.1 Receipt of Assets. The Trustee shall receive and accept for the purposes hereof all sums of money and other property paid to it by or at the direction of the Company or any Employer, and pursuant to the terms of this Trust Agreement shall hold, invest, reinvest, manage, administer and distribute such monies and other property and the increments, proceeds, earnings and income thereof for the exclusive benefit of members (hereinafter "Members") in the Plan and their beneficiaries. The Trustee need not inquire into the source of any money or property transferred to it nor into the authority or right of the transferor of such money or property to transfer such money or property to the Trustee. All assets held by the Trustee in the trust pursuant to the provisions of this Trust Agreement at the time of reference are referred to herein as the "Trust Fund".

   1.2 Employers. For purposes of this Trust Agreement the term "Employer" means any corporation which is a member of a controlled group of corporations of which the Company is a member as determined under Section 1563(a) of the Internal Revenue Code of 1986, as amended without regard to Section 1563(a)(4) and
Section 1563(e)(3)(C) of such Code, and which corporation has adopted this Trust Agreement with the consent of the Company and the Trustee.

   1.3 Plan. References in this Trust Agreement to the "Plan" shall, unless the context indicates to the contrary, mean the "Houghton Mifflin Pension Plan".

   The Company shall be responsible for verifying that while any assets of the Plan are held in the Trust Fund, that Plan (i) is "qualified" within the meaning of Section 401(a) of the Code; (ii) is permitted by existing or future rulings of the United States Treasury Department to pool its funds in a group trust; and
(iii) permits its assets to be commingled for investment purposes with the assets of other plans by investing such assets in this Trust Fund whether or not its assets will in fact be held in a separate Investment Fund.

   1.4 Accounting for a Plan's Undivided Interest in the Trust Fund. All transfers to, withdrawals from, and other transactions regarding the Trust Fund shall be conducted in such a way that the proportionate interest in the Trust Fund of each Plan and the fair market value of that interest may be determined at any time. Whenever the assets of more than one Plan are commingled in the Trust Fund or in any Investment Fund, the undivided interest therein of that Plan shall be debited or credited (as the case may be) (i) for the entire amount of every contribution received on behalf of that Plan, every benefit payment, or other expense attributable solely to that Plan, and every other transaction relating only to that Plan; and (ii) for its proportionate share of every item of collected or accrued income, gain or loss, and general expense; and other transactions attributable to the Trust Fund or that Investment Fund as a whole. As of each date when the fair market value of the investments held in the Trust Fund or an Investment Fund are determined as provided for in Article 10, the Trustee shall adjust the value of each Plan's interest therein to reflect the net increase or decrease in such values since the last such date. For all of the foregoing purposes, fractions of a cent may be disregarded.

   1.5 No Trustee Duty Regarding Contributions. The Trustee shall not be under any duty to require payment of any contributions to the Trust Fund, or to see that any payment made to it is computed in accordance with the provisions of the Plan, or otherwise be responsible for the adequacy of the Trust Fund to meet and discharge any liabilities under the Plan.

2. DISBURSEMENTS FROM THE TRUST FUND.

   The Trustee shall from time to time on the directions of the Administrator or other authorized person make payments out of the Trust Fund to such persons, including the Administrator, or any member of the Retirement Committee in such manner, in such amounts and for such purposes as may be specified in the directions of the Administrator.

   The Administrator shall be responsible for insuring that any payment directed under this Article conforms to the provisions of the Plan, this Trust Agreement, and the provisions of the Employee Retirement Income Security Act of 1974, as amended (referred to herein as "ERISA"). Each direction of the Administrator shall be in writing and shall be deemed to include a certification that any payment or other distribution directed thereby is one which the Administrator is authorized to direct, and the Trustee may conclusively rely on such certification without further investigation. Payments by the Trustee may be made by its check to the order of the payee. Payments or other distributions hereunder may be mailed to the payee at the address last furnished to the Trustee by the Administrator or if no such address has been so furnished, to the payee in care of the Administrator. The Trustee shall not incur any liability or other damage on account of any payments or other distributions made by it in accordance with the written directions of the Administrator.

   Notwithstanding the preceding two paragraphs of this Section 2, the Trustee will not make payments directed by the Administrator following a "Change in Control" (as defined in Section 13.036 of the Plan document), which directions are given pursuant to a Plan amendment adopted in violation of Section 13.012, 13.013, or 13.036 of the Plan document (or a similar provision of any subsequent version of the Plan document). The Administrator shall notify the Trustee of the occurrence of a Change in Control and shall attach to its notice a certified copy of the Plan (including all amendments thereto) as it existed immediately prior to the Change in Control. The Trustee may rely on the Administrator's notice or on any other actual notice, satisfactory to the Trustee, of a Change in Control which the Trustee may receive. Absent any notice from the Administrator, the Trustee shall have no obligation or duty to determine if or when a change in Control has occurred.

3. RESPONSIBILITIES RELATING TO INVESTMENT FUNDS AND INVESTMENT ACCOUNTS.

   3.1 Investment Manager Appointment. The Administrator from time to time may appoint one or more independent Investment Managers, pursuant to a written investment management agreement describing the powers and duties of the Investment Manager, to direct the investment and reinvestment of all or a portion of the Trust Fund (hereinafter referred to as an "Investment Account").

   The Administrator shall be responsible for ascertaining that while each Investment Manager is acting in that capacity hereunder, the following requirements are satisfied:

   (a) The Investment Manager is either (i) registered as an investment adviser under the Investment Advisers Act of 1940, as amended, (ii) a bank as defined in that Act or (iii) an insurance company qualified to perform the services described in (b) below under the laws of more than one state.

   (b) The Investment Manager has the power to manage, acquire or dispose of any assets of the Plan for which it is responsible hereunder.

   (c) The Investment Manager has acknowledged in writing to the Administrator and the Trustee that he or it is a fiduciary with respect to the Plans within the meaning of Section 3(21)(A) of ERISA.

   The Administrator shall furnish the Trustee with written notice of the appointment of each Investment Manager hereunder, and of the termination of any such appointment. Such notice shall specify the assets which shall constitute the Investment Account. The Trustee shall be fully protected in relying upon the effectiveness of such appointment and the Investment Manager's continuing satisfaction of the requirements set forth above until it receives written notice from the Administrator to the contrary.

   The Trustee shall conclusively presume that each Investment Manager, under its investment management agreement, is entitled to act, in directing the investment and reinvestment of the Investment Account for which it is responsible, in its sole and independent discretion and without limitation, except for any limitations which from time to time the Administrator and the Trustee agree (in writing) shall modify the scope of such authority.

   The Trustee shall have no liability (i) for the acts or omissions of any Investment Manager; (ii) for following directions, including investment directions of an Investment Manager or the Administrator, which are given in accordance with this Trust Agreement; or (iii) for any loss of any kind which may result by reason of the manner of division of the Trust Fund or Investment Fund into Investment Accounts.

   An Investment Manager shall certify, at the request of the Trustee, the value of any securities or other property held in any Investment Account managed by such Investment Manager, and such certification shall be regarded as a direction with regard to such valuation. The Trustee shall be entitled to conclusively rely upon such valuation for all purposes under this Trust Agreement.

   3.2 Company Directed Investment Accounts. The Trustee shall, if so directed in writing by the Administrator, segregate all or a portion of the Trust Fund held by it into one or more separate investment accounts to be known as Company Directed Accounts, with respect to which the Administrator shall have the powers and duties granted to an Investment Manager under this Agreement. The Administrator, by written notice to the Trustee, may at any time relinquish its powers under this Section 3.2 and direct that a Company Directed Account shall no longer be maintained. In addition, during any time when there is no Investment Manager with respect to an Investment Account (such as before an investment management agreement takes effect or after it terminates), the Administrator shall direct the investment and reinvestment of such Investment Account. Whenever the Administrator is directing the investment and reinvestment of an Investment Account or a Company Directed Account, the Administrator shall have the powers and duties which an Investment Manager would have under this Trust Agreement if an Investment Manager were then serving and the Trustee shall be protected in relying on the Administrator's directions without reviewing investments or making suggestions to the same extent as it would be protected under this Trust Agreement if it had relied on the directions of an Investment Manager.

   3.3 Trustee Directed Investment Accounts. The Trustee shall have no duty or responsibility to direct the investment and reinvestment of the Trust Fund or any Investment Account unless expressly agreed to in writing between the Trustee and the Administrator. In the event that the Trustee enters into such an agreement, it shall have the powers and duties of an Investment Manager under this Trust Agreement with regard to such Investment Account.

4. POWERS OF THE TRUSTEE.

   4.1 Investment Powers of the Trustee. The Trustee shall have and exercise the following powers and authority (i) over Investment Accounts where it has express investment management discretion as provided in Section 3.3 or (ii) upon direction of the Investment Manager of an Investment Account or (iii) upon direction of the Administrator for a Company Directed Account:

   (a) To purchase, receive, or subscribe for any securities or other property and to retain in trust such securities or other property.

   (b) To acquire and hold qualifying employer securities and qualifying employer real property, as such investments are defined in Section 407(d) of ERISA.

   (c) To sell for cash or on credit, to grant options, convert, redeem, exchange for other securities or other property, to enter into standby agreements for future investment, either with or without a standby fee, or otherwise to dispose of any securities or other property at any time held by it.

   (d) To settle, compromise or submit to arbitration any claims, debts, or damages, due or owing to or from the trust, to commence or defend suits or legal proceedings and to represent the trust in all suits or legal proceedings in any court of law or before any other body or tribunal.

   (e) To trade in financial options and futures, including index options and options on futures and to execute in connection therewith such account agreements and other

   (f) To exercise all voting rights, tender or exchange rights, any conversion privileges, subscription rights and other rights and powers available in connection with any securities or other property at anytime held by it; to oppose or to consent to the reorganization, consolidation, merger, or readjustment of the finances of any corporation, company or association, or to the sale, mortgage, pledge or lease of the property of any corporation, company or association any of the securities which may at any time be held by it and to do any act with reference thereto, including the exercise of options, the making of agreements or subscriptions and the payment of expenses, assessments or subscriptions, which may be deemed necessary or advisable by the Investment Manager or Administrator in connection therewith, and to hold and retain any securities or other property which it may so acquire; and to deposit any property with any protective, reorganization or similar committee, and to pay and agree to pay part of the expenses and compensation of any such committee and any assessments levied with respect to property so deposited.

   (g) To borrow money in such amounts and upon such terms and conditions as shall be deemed advisable or proper by the Administrator or Investment Manager to carry out the purposes of the trust and to pledge any securities or other property for the repayment of any such loan.

   (h) To invest all or a portion of the Trust Fund in contracts issued by insurance companies, including contracts under which the insurance company holds Plan assets in a separate account or commingled separate account managed by the insurance company. The Trustee shall be entitled to rely upon any written directions of the Administrator or the Investment Manager under this Section 4.1, and the Trustee shall not be responsible for the terms of any insurance contract that it is directed to purchase and hold or for the selection of the issuer thereof or for performing any functions under such contract (other than the execution of any documents incidental thereto) on the instructions of the Administrator or the Investment Manager.

   (i) To manage, administer, operate, lease for any number of years, develop, improve, repair, alter, demolish, mortgage, pledge, grant options with respect to, or otherwise deal with any real property or interest therein at any time held by it, and to hold any such real property in its own name or in the name of a nominee, with or without the addition of words indicating that such property is held in a fiduciary capacity (provided that the Trustee's records shall show that such property is part of the Trust Fund), all upon such terms and conditions as may be deemed advisable by the Investment Manager or Administrator.

   (j) To renew, extend or participate in the renewal or extension of any mortgage, upon such terms as may be deemed advisable by the Investment Manager or Administrator, and to agree to a reduction in the rate of interest on any mortgage or of any guarantee pertaining thereto in any manner and to any extent that may be deemed advisable by the Investment Manager or Administrator for the protection of the Trust Fund or the preservation of the value of the investment; to waive any default, whether in the performance of any covenant or condition of any mortgage or in the performance of any guarantee, or to enforce any such default in such manner and to such extent as may be deemed advisable by the Investment Manager or Administrator; to exercise and enforce any and all rights of foreclosure, to bid on property on foreclosure, to take a deed in lieu of foreclosure with or without paying consideration therefor, and in connection therewith to release the obligation on the bond secured by such mortgage, and to exercise and enforce in any action, suit or proceeding at law or in equity any rights or remedies in respect to any such mortgage or guarantee.

   (k) To hold part or all of the Trust Fund uninvested.

   (l) To employ suitable agents and counsel and to pay their reasonable and proper expenses and compensation.

   (m) To purchase and sell foreign exchange and contracts for foreign exchange, including transactions entered into with State Street Bank and Trust Company, its agents or subcustodians.

   (n) To form corporations and to create trusts to hold title to any securities or other property, all upon such terms and conditions as may be deemed advisable by the Investment Manager or Administrator.

   (o) To register any securities held by it hereunder in its own name or in the name of a nominee with or without the addition of words indicating that such securities are held in a fiduciary capacity and to hold any securities in bearer form and to deposit any securities or other property in a depository or clearing corporation (provided that the Trustee's records shall show that such securities or deposit receipts are part of the Trust Fund).

   (p) To make, execute and deliver, as Trustee, any and all deeds, leases, mortgages, conveyances, waivers, releases, or other instruments in writing necessary or desirable for the accomplishment of any of the foregoing powers.

   (q) To invest at State Street Bank and Trust Company (i) in any type of interest bearing investments (including, but not limited to savings accounts, money market accounts, certificates of deposit and repurchase agreements) and (ii) in noninterest bearing accounts (including but not limited to checking accounts).

   (r) To invest in collective investment funds maintained by State Street Bank and Trust Company or by others for the investment of the assets of employee benefit plans qualified under Section 401 of the Code, whereupon the instruments establishing such funds, as amended, shall be deemed a part of this Trust Agreement and incorporated by reference herein.

   Except as otherwise provided in this Trust Agreement, the Investment Manager of an Investment Account or the Administrator in the case of a Company Directed Account shall have the power and authority, to be exercised in its sole discretion at any time and from time to time, to issue orders for the purchase or sale of securities directly to a broker. Written notification of the issuance of each such order shall be given promptly to the Trustee by the Investment Manager or the Administrator and the confirmation of each such order shall be confirmed to the Trustee by the broker. Unless otherwise directed by the Administrator or Investment Manager, such notification shall be authority for the Trustee to pay for securities purchased or to deliver securities sold as the case may be. Upon the direction of the Investment Manager or the Administrator, the Trustee will execute and deliver appropriate trading authorizations, but no such authorization shall be deemed to increase the liability or responsibility of the Trustee under this Trust Agreement.

   The Trustee shall transmit promptly to the Administrator or the Investment Manager, as the case may be, all notices of conversion, redemption, tender, exchange, subscription, class action, claim in insolvency proceedings or other rights or powers relating to any of the securities in the Trust Fund, which notices are received by the Trustee from its agents or custodians, from issuers of the securities in question and from the party (or its agents) extending such rights. The Trustee shall have no obligation to determine the existence of any conversion, redemption, tender, exchange, subscription, class action, claim in insolvency proceedings or other right or power relating to any of the securities in the Trust Fund of which notice was given prior to the purchase of such securities by the Trust Fund, and shall have no obligation to exercise any such right or power unless the Trustee is informed of the existence of the right or power.

   The Trustee shall not be liable for any untimely exercise or assertion of such rights or powers described in the paragraph immediately above in connection with securities or other property of the Trust Fund at any time held by it unless (i) it or its agents or custodians are in actual possession of such securities or property and (ii) it receives directions to exercise any such rights or powers from the Administrator or the Investment Manager, as the case may be, and both (i) and (ii) occur at least three business days prior to the date on which such rights or powers are to be exercised, or unless it failed to transmit such notices or other information or materials properly in accordance with the preceding paragraph.

   If the Trustee is directed by the Administrator or an Investment Manager to purchase securities issued by any foreign government or agency thereof, or by any corporation or other entity domiciled outside of the United States, it shall be the responsibility of the Administrator or Investment Manager, as the case may be, to advise the Trustee in writing with respect to any laws or regulations of any foreign countries or any United States territory or possession which shall apply in any manner whatsoever to such securities, including, without limitation, receipt by the Trustee of dividends, interest or other distributions on such securities.

   4.2 Administrative Powers of the Trustee. Notwithstanding the appointment of an Investment Manager, the Trustee shall have the following powers and authority, to be exercised in its sole discretion, with respect to the Trust
Fund:

   (a) To employ suitable agents, custodians and counsel and to pay their reasonable expenses and compensation.

   (b) To appoint ancillary trustees to hold any portion of the assets of the trust and to pay their reasonable expenses and compensation.

   (c) To register any securities held by it hereunder in its own name or in the name of a nominee with or without the addition of words indicating that such securities are held in a fiduciary capacity and to hold any securities in bearer form and to deposit any securities or other property in a depository or clearing corporation (provided that the Trustee's records shall show that such securities or deposit receipts are part of the Trust Fund).

   (d) To make, execute and deliver, as Trustee, any and all deeds, leases, mortgages, conveyances, waivers, releases or other instruments in writing necessary or desirable for the accomplishment of any of the foregoing powers.

   (e) Generally to do all ministerial acts, whether or not expressly authorized, which the Trustee may deem necessary or desirable in carrying out its duties under this Trust Agreement.

   Notwithstanding anything in the Plan or this Trust Agreement to the contrary, the Trustee shall not be required by the

Company, the Administrator or any Investment Manager to engage in any action, nor make any investment which constitutes a prohibited transaction or is otherwise contrary to the provisions of ERISA or which is otherwise contrary to law or to the terms of the Plans or this Trust Agreement.

   The Trustee may consult with expert legal counsel concerning any question which may arise with reference to this Trust Agreement and its powers and duties hereunder (which counsel may be counsel to the Company). The written opinion of such counsel shall be full and complete protection of the Trustee in respect to any action taken or suffered by the Trustee hereunder in good faith reliance on said opinion.

5. INDEMNIFICATION.

   The Company shall indemnify and save harmless the Trustee for and from any loss or expense (including reasonable attorneys' fees) arising (a) out of any matter as to which this Trust Agreement provides that the Trustee is protected, not liable, or not responsible, or (b) by reason of any breach of any statutory or other duty owed to the Plan by the Company, any Employer, the Administrator, any Investment Manager, except the Trustee acting as Investment Manager, or any delegate of any of them (and for the purposes of this sentence the Trustee shall not be considered to be such a delegate), whether or not the Trustee may also be considered liable for that other person's breach under the provisions of Section 405(a) of ERISA; provided, however, that the Company shall not indemnify the Trustee for any loss or expense arising out of or by reason of the Trustee's own negligence.

6. SECURITIES OR OTHER PROPERTY.

   The words "securities or other property", used in this Trust Agreement, shall be deemed to refer to any property, real or personal, or part interest therein, wherever situated, including, without limitation, governmental, corporate or personal obligations, trust and participation certificates, partnership interests, annuity or investment contracts issued by an insurance company, leaseholds, fee titles, mortgages and other interests in realty, preferred and common stocks, certificates of deposit, financial options and futures or any other form of option, evidences of indebtedness or ownership in foreign corporations or other enterprises or indebtedness of foreign governments, and any other evidences of indebtedness or ownership, including securities or other property of the Company, even though the same may not be legal investment for trustees under any law other than ERISA.

7. COMPUTERIZED REPORTING SERVICES.

   7.1 Protection of Equipment, Confidential or Proprietary Programs and Information. The Company agrees to use the equipment, computer programs and other information supplied by the Trustee under this Trust Agreement solely for its own internal use and benefit and not for resale or other transfer or disposition to, or use by or for the benefit of, any other person or organization without the prior written approval of the

Trustee.

   The Company acknowledges that the data bases, computer programs, screen formats, screen designs, report formats, interactive design techniques, and other information furnished to the Company by the Trustee constitute copyrighted material or trade secrets or proprietary information of substantial value to the Trustee. Such data bases, programs and other information are collectively referred to below as "Proprietary Information". The Company agrees that it shall treat all Proprietary Information as proprietary to the Trustee and that it shall not divulge any Proprietary Information to any person or organization except as expressly permitted hereunder, or as required by a court or other order. Without limiting the foregoing, except as otherwise permitted by the Trustee, the Company agrees for itself and its employees and agents:

   (a) to use such programs and data bases (i) solely on the Trustee's computers, (ii) solely from equipment at Company locations agreed to between the Company and the Trustee and (iii) solely in accordance with the Trustee's applicable user documentation;

   (b) to use equipment supplied by the Trustee solely with programs supplied by the Trustee and no other programs or software;

   (c) to refrain from copying or duplicating in any way (other than in the normal course of performing processing on Trustee's computers) any part of any Proprietary Information;

   (d) to refrain from obtaining unauthorized access to any programs, data or other information not owned by the Company, and if such access is accidentally obtained, to respect and safeguard the same as Proprietary Information;

   (e) to refrain from causing or allowing information transmitted from the Trustee's computer to the Company's terminals to be retransmitted to another computer, terminal or other device;

   (f) that the Company shall have access to only those authorized transactions as agreed to between the Company and the Trustee;

   (g) to honor reasonable written requests made by the Trustee to protect at the Trustee's expense the rights of the Trustee in Proprietary Information at common law, under the Federal copyright statutes and under other Federal and state statutes.

   7.2 Company Acknowledgment. The Company hereby acknowledges that the data and information it will be accessing from Trustee is unaudited and may not be accurate due to inaccurate pricing of securities, delays of a day or more in updating the Account and other causes for which Trustee will not be liable to the Company.

8. SECURITY CODES.

   If the Trustee has issued to the Company, or to any Investment Manager appointed by the Company, security codes or passwords in order that the Trustee may verify that certain transmissions of information, including directions or instructions, have been originated by the Company or the Investment Manager, as the case may be, the Trustee shall be kept indemnified by and be without liability to the Company for any action taken or omitted by it in reliance upon receipt by the Trustee of transmissions of information with the proper security code or password, including communications purporting to be directions or instructions, which the Trustee reasonably believes to be from the Company or Investment Manager.

9.  TAXES.

   The Trustee shall pay out of the Trust Fund all real and personal property taxes, income taxes and other taxes of any and all kinds levied or assessed under existing or future laws against the Trust Fund. Until advised to the contrary by the Administrator, the Trustee shall assume that the Trust is exempt from Federal, State and local income taxes, and shall act in accordance with that assumption. The Administrator shall timely file all Federal, State and local tax and information returns relating to the Plans and Trust except that the Trustee will prepare and file with Members and the Internal Revenue Service (and any other relevant taxing authority) the required tax reporting forms on distributions made through the Trustee.

   9.1 Trustee Compensation and Expenses. The Trustee shall be paid such reasonable compensation as from time to time shall be agreed upon by the Company and the Trustee. Unless paid by the Company, such Trustee compensation shall, upon reasonable advance written notice from the Trustee to the Company, be withdrawn by the Trustee out of the Trust Fund. The Trustee may make payments to others or reimburse itself for payments made to others for reasonable and necessary expenses of the administration of the Trust, including counsel fees, provided that all such payments shall be accounted for to the Company, including expenses relating to the handling of securities or to its duties as Trustee. Such compensation and expenses shall be paid by the Company if the same cannot by operation of law be withdrawn from the Trust Fund.

10. ACCOUNTS OF THE TRUSTEE.

   The Trustee shall maintain or cause to be maintained suitable records, data and information relating to its functions hereunder.

   The Trustee shall keep accurate and detailed accounts of all investments, receipts, disbursements, and other actions hereunder. Its books and records relating thereto shall be open to inspection and audit at all reasonable times by the Administrator or its duly authorized representatives and each Investment Manager. The Trustee shall be entitled to reimbursement of its reasonable expenses incurred in connection with such audits or inspections.

   Within sixty days after the close of each fiscal year of the trust and at more frequent intervals if agreed to by the parties hereto, and within sixty days after the removal or resignation of the Trustee as provided hereunder, the Trustee shall render to the Company a written statement and account showing in reasonable summary the investments, receipts, disbursements, and other transactions engaged in during the preceding fiscal year or period, and setting forth the assets and liabilities of the trust. Unless the Company shall have filed with the Trustee written exceptions or objections to any such statement and account within sixty days after receipt thereof, the Company shall be deemed to have approved such statement and account, and in such case or upon written approval by the Administrator of any such statement and account, the Trustee shall be released and discharged with respect to all matters and things set forth in such statement and account as though it had been settled by a decree of a court of competent jurisdiction in an action or proceeding in which the Company, all other necessary parties and all persons having any beneficial interest in the Trust Fund were parties.

   The Trustee shall determine the fair market value of assets of the Trust Fund based upon valuations provided by Investment Managers, information and financial publications of general circulation, statistical and valuation services, records of security exchanges, appraisals by qualified persons, transactions and bona fide offers in assets of the type in question and other information customarily used in the valuation of property.

   The Company or its delegate, the Administrator, each Investment Manager, and the Trustee shall file such descriptions and reports and make such other publications, disclosures, registrations and other filings as are required of them respectively by ERISA or other applicable law.

   Nothing contained in this Trust Agreement or in the Plans shall deprive the Trustee of the right to have a judicial settlement of its account. In any proceeding for a judicial settlement of the Trustee's accounts or for instructions in connection with the trust, the only necessary party thereto in addition to the Trustee shall be the Company, and no member or other person having or claiming any interest in the Trust Fund shall be entitled to any notice or service of process (except as required by law). Any judgment, decision or award entered in any such proceeding or action shall be conclusive upon all interested persons.

11. RELIANCE ON COMMUNICATIONS.

   The Trustee may rely upon a certification of the Administrator or other authorized person with respect to any instruction, direction or approval of such Administrator and may rely upon a certification of the Company as to the membership of the Administrator as it then exists, and may continue to rely upon such certification until a subsequent certification is filed with the Trustee.

   Subject to the last paragraph of Section 2 hereof, the Trustee shall be fully protected in acting upon any instrument, certificate, or paper of the Company, its Board of Directors or the Administrator believed by it to be genuine and to be signed or presented by any authorized person, and the Trustee shall be under no duty to make any investigation or inquiry as to any statement contained in any such writing but may accept the same as fully authorized by the Company, its Board of Directors or the Administrator, as the case may be.

   The Trustee shall be further protected in relying upon a certification from any Investment Manager appointed by the Company as to the person or persons authorized to give instructions or directions on behalf of such Investment Manager and may continue to rely upon such certification until a subsequent certification is filed with Trustee.

12. RESIGNATION AND REMOVAL OF TRUSTEE.

   Any Trustee acting hereunder may resign at any time by giving sixty days' prior written notice to the Company, which notice may be waived by the Company. The Company may remove the

Trustee at any time upon sixty days' prior written notice to the Trustee, which notice may be waived by the Trustee. In case of the resignation or removal of the Trustee, the Company shall appoint a successor Trustee. Any successor Trustee shall have the same powers and duties as those conferred upon the Trustee named in this Trust Agreement. The removal of a Trustee and the appointment of a new Trustee shall be by a written instrument delivered to the Trustee. Upon the appointment of a successor Trustee, the resigning or removed Trustee shall transfer or deliver the Trust Fund to such successor Trustee.

13. AMENDMENT.

   This Trust Agreement may be amended by agreement between the Trustee and the Company at any time or from time to time and in any manner, and the provisions of any such amendment may be applicable to the Trust Fund as constituted at the time of the amendment as well as to the part of the Trust Fund subsequently acquired.

14. TERMINATION.

   This Trust Agreement and the trust created hereby may be terminated at any time by the Company, and upon such termination or upon the dissolution or liquidation of the Company, in the event that a successor to the Company by operation of law or by the acquisition of its business interests shall not elect to continue the Plan and the trust, the Trust Fund shall be paid out by the Trustee after the settlement of its final account when directed by the Administrator. Notwithstanding the foregoing, The Trustee shall not be required to pay out any assets of the

Trust Fund upon termination of the Trust until the Trustee has received written certification from the Administrator: (i) that all provisions of law with respect to such termination have been complied with; and (ii) (after the Trustee has made a determination of the fair market value of the Plan's assets) that the Plan's assets are sufficient to discharge when due all obligations of the Plan required by law. Subject to the last paragraph of Section 2 hereof, the Trustee shall rely conclusively on such written certification, and shall be under no obligation to investigate or otherwise determine its propriety.

15. MISCELLANEOUS.

   15.1 Governing Law. To the extent not inconsistent with ERISA, as heretofore or hereafter amended, the provisions of this Trust Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

   15.2 No Reversion to Employers. Except as provided herein, no portion of the principal or the income of the Trust Fund shall revert to or be recoverable by the Company or any Employer or ever be used for or diverted to any purpose other than for the exclusive benefit of Members in the Plan and persons claiming under or through them pursuant to the Plan, provided, however, that:

   (a) if a contribution is conditioned upon the deductibility of the contribution under Section 404 of the Code, then, to the extent the deduction is disallowed, the Trustee shall, upon written request of the affected Employer or the Company, return such amounts as may be permitted by law to such Employer or the Company, as appropriate, within one year after the date the deduction is disallowed; and

   (b) if a contribution or any portion thereof is made by the Company or an Employer by a mistake of fact, the Trustee shall, upon written request of the Company or such Employer, return such amounts as may be permitted by law to the Company or such Employer, as appropriate, within one year after the date of payment to the Trustee; and

   (c) if a contribution is conditioned upon the qualification of the Plan and Trust under Section 401 and 501 of the Code, the contributions of the Company or an Employer to the Trust for all Plan Years, with the gains and losses thereon, shall be returned by the Trustee to the Company or such Employer, as appropriate, within one year in the event that the Commissioner of Internal Revenue fails to rule that the Plan and Trust were as of such date qualified and tax-exempt (within the meaning of Sections 401 and 501 of the Code); and

   (d) in the event that the Plan is terminated, assets of the Plan may be returned to the Employer if all liabilities to Members and beneficiaries of the Plan have been satisfied; and

   (e) assets may be returned to the Company or an Employer to the extent that the law permits such transfer.

   The Trustee shall be under no obligation to return any part of the Trust Fund as provided in this Section 15.2 until the Trustee has received a written certification from the Administrator that such return is in compliance with this
Section 15.2, the Plans and the requirements of the law. Subject to the last paragraph of Section 2 hereof, the Trustee shall rely conclusively on such written certification and shall be under no obligation to investigate or otherwise determine its propriety.

   15.3 Non-Alienation of Benefits. No benefit to which a member or his beneficiary is or may become entitled under the Plan shall at any time be subject in any manner to alienation or encumbrance, nor be resorted to, appropriated or seized in any proceeding at law, in equity or otherwise except for a qualified domestic relations order as defined in Code Section 414(p) issued by a court of competent jurisdiction (as determined to be such by the Administrator). No member or other person entitled to receive a benefit under the Plan shall, except as specifically provided in the Plan, have power in any manner to transfer, assign, alienate or in any way encumber such benefit under the Plan, or any part thereof, and any attempt to do so shall be void.

   15.4 Duration of Trust. Unless sooner terminated, the trust created under this Trust Agreement shall continue for the maximum period of time which the laws of the Commonwealth of Massachusetts shall permit.

   15.5 No Guarantees. Neither the Company, nor any Employer, nor the Trustee guarantees the Trust Fund from loss or depreciation, nor the payment of any amount which may become due to any person under the Plan or this Trust Agreement.

   15.6 Duty to Furnish Information. Both the Company and the Trustee shall furnish to the other any documents, reports, returns, statements, or other information that the other reasonably deems necessary to perform its duties imposed under the Plan or this Trust Agreement or otherwise imposed by law.

   15.7 Withholding. The Trustee shall withhold any tax which by any present or future law is required to be withheld from any payment under the Plan, unless the Trustee and the Company shall have agreed in writing that the Trustee will not do so. The Administrator shall provide all information reasonably requested by the Trustee to enable the Trustee to so withhold.

   15.8 Parties Bound. This Trust Agreement shall be binding upon the parties hereto, all Members in the Plan and persons claiming under or through them pursuant to the Plan, and, as the case may be, the heirs, executors, administrators, successors, and assigns of each of them. The provisions of Articles 5, 7 and 8 shall survive termination of the Trust created under this Trust Agreement or resignation or removal of the Trustee for any reason.

   In the event of the merger or consolidation of the Company or any Employer or other circumstances whereby a successor person, firm or company shall continue to carry on all or a substantial part of its business, and such successor shall elect to carry on the provisions of the Plan, as therein provided, such successor shall be substituted hereunder for the Company or such Employer, as the case may be, upon the filing in writing of its election so to do with the Trustee. The Trustee may, but need not, rely on the certification of an officer of the Company, and a certified copy of a resolution of the Board of Directors of such successor, reciting the facts, circumstances and consummation of such succession and the election of such successor to continue the Plan as conclusive evidence thereof, without requiring any additional evidence.

   15.9 Necessary Parties to Disputes. Necessary parties to any accounting, litigation or other proceedings shall include only the Trustee, the Company and any appropriate Employers and the settlement or judgment in any such case in which the Company, the appropriate Employers and the Trustee are duly served or cited shall be binding upon all Members in the Plan and their beneficiaries and estates, and upon all persons claiming by, through or under them.

   15.10 Unclaimed Benefit Payments. If any check or share certificate in payment of a benefit hereunder which has been mailed by regular US mail to the last address of the payee furnished the Trustee by the Company is returned unclaimed, the Trustee shall notify the Company and shall discontinue further payments to such payee until it receives the further instruction of the Company.

   15.11 Severability. If any provisions of this Trust Agreement shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions of this Trust Agreement shall continue to be fully effective.

   15.12 References. Unless the context clearly indicates to the contrary, a reference to a statute, regulation, document or provision shall be construed as referring to any subsequently enacted, adopted or executed counterpart.

   15.13 Headings. Headings and subheadings in this Trust Agreement are inserted for convenience of reference only and are not to be considered in the construction of its provisions.

   15.14 No Liability for Acts of Predecessor and Successor Trustees. The Trustee shall have no liability for the acts or omissions of any predecessors or successors in office.

   15.15 Counterparts. This Trust Agreement may be executed in one or more counterparts, each of which shall constitute an original.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers as of the day and year first above written.

ATTEST:                            HOUGHTON MIFFLIN COMPANY
/s/ Wendy Essigmann                BY:  /s/ James E. Evans
                                   TITLE: Vice President

                                   STATE STREET BANK AND TRUST COMPANY
ATTEST: /s/ Michael S. Smith,      BY: /s/ Anne Louise VanNostrand
        Assistant Secretary                Vice President

                             NOTICE OF APPOINTMENT
                                       OF
                              INVESTMENT MANAGERS

   HOUGHTON MIFFLIN COMPANY, (the "Company"), certifies to STATE STREET BANK AND TRUST COMPANY (the "Trustee"), through the duly authorized person whose signature appears below, that the firms whose names are set forth below have been appointed as Investment Managers with respect to the Trust Agreement for the Houghton Mifflin Pension Plan between the Company and the Trustee dated as of April 1, 1990 with authority over the portions of its assets indicated opposite their names. The Company further certifies that the Trustee may rely upon this certificate until such time as it receives another certificate bearing a later date.

INVESTMENT MANAGER                              PORTION OF ASSETS
Sanford C. Bernstein & Co., Inc.                As maintained in a separate
Constitution Capital Management Co.             account for each manager.
Consistent Asset Management Company
Northern Capital Management
  Incorporated
                                                /s/ James E. Evans
                                                HOUGHTON MIFFLIN COMPANY

                                                BY: James E. Evans
                                                TITLE: Vice President
                                                DATE: December 5, 1990

                             FIRST AMENDMENT TO THE
             TRUST AGREEMENT FOR THE HOUGHTON MIFFLIN PENSION PLAN
                      BETWEEN HOUGHTON MIFFLIN COMPANY AND
                      STATE STREET BANK AND TRUST COMPANY
                            MADE AS OF APRIL 1, 1990

   WHEREAS, the Houghton Mifflin Company (hereinafter called the "Company") has in effect for certain employees the Houghton Mifflin Pension Plan (the "Plan"); and

   WHEREAS, the Company has entered into a Trust Agreement for the Plan between the Company and State Street Bank and Trust Company, effective as of April 1, 1990 (the "Trust Agreement"); and

   WHEREAS, the Company desires to amend the Trust Agreement in certain respects;

   NOW, THEREFORE, pursuant to the power of amendment contained in Section 13 of the Trust Agreement, the Trust Agreement is hereby amended as follows, effective as of January 1, l992:

   1. The last paragraph of Section 2 of the Trust Agreement is amended to read, in its entirety, as follows:

       "Notwithstanding the preceding two paragraphs of this Section 2, the Trustee will not make payments directed by the Administrator following a "Change in Control" (as defined in Section 13.06(f) of the Plan or a similar provision of any revision of the Plan adopted prior to the occurrence of any such Change in

   Control), which directions are given pursuant to a Plan amendment adopted in violation of Section 13.03, 13.04, 13.06(f) or 13.09 of the Plan (or a similar provision of any revision of the Plan adopted prior to the occurrence of a Change in Control). The Administrator shall notify the Trustee of the occurrence of a Change in Control and shall attach to its notice a certified copy of the Plan (including all amendments thereto) as it existed immediately prior to the change in Control. The Trustee may rely on the Administrator's notice or on any other actual notice, satisfactory to the Trustee, of a Change in Control which the Trustee may receive. Absent any notice from the Administrator, the Trustee shall have no obligation or duty to determine if or when a Change in Control has occurred."

   2. The following new Section 3.4 is added to Section 3 of the Trust
Agreement:

   "3.4 Notwithstanding the preceding provisions of this Section 3, after the occurrence of a Change in Control, no securities shall be acquired or held in violation of Section 13.09 of the Plan (or a similar provision of any revision of the Plan adopted prior to the occurrence of a Change in Control) and no directions to the Trustee by an Investment Manager or by the Administrator which are in violation of such Section 13.09 shall be followed".

   3. The first sentence of Section 4.1 of the Trust Agreement shall be amended by the addition of the following phrase at the beginning thereof: "Subject to
Section 13.09 of the Plan (or a similar provision of any revision of the Plan adopted prior to the occurrence of a Change in Control),".

   4. A new Section 4.3 is added to Section 4 of the Trust Agreement:

   "4.3 Notwithstanding the provisions of Sections 4.1 and 4.2 hereof, after the occurrence of a Change in Control, no power given the Trustee, the Administrator or any Investment Manager shall be exercised in violation of
   Section 13.09 of the Plan (or a similar provision of any revision of the Plan adopted prior to the occurrence of a Change in Control)."

   5. The first sentence of Section 14 of the Trust Agreement is amended by the addition of the following at the end thereof: "and such payment shall be made in accordance with Article XIII of the Plan (including, if applicable, provisions regarding such payment after the occurrence of a Change in Control)."

   IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to the Trust Agreement to be executed by their duly authorized officers effective as of January 1, 1992.


ATTEST:                          HOUGHTON MIFFLIN COMPANY
/s/ Kathleen A. Rideout          BY: /s/ James E. Evans
                                 TITLE: Vice President Financial Administration

ATTEST:                          STATE STREET BANK AND TRUST COMPANY
/s/ Michael S. McCarthy          BY: /s/ Donald D. Perry V.P.
                                 Vice President